UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08071

Lazard Retirement Series, Inc.

(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

New York, New York 10112

(Address of principal executive offices)           (Zip code)

Mark R. Anderson, Esq.

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112

(Name and address of agent for service)

Registrant’s telephone number, including area code:               (212) 632-6000

Date of fiscal year end:      12/31

Date of reporting period:     6/30/17

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard Retirement Series
Semi-Annual Report
June 30, 2017

US Equity Lazard Retirement US Strategic Equity Portfolio Lazard Retirement US Small-Mid Cap Equity Portfolio International Equity Lazard Retirement International Equity Portfolio	Emerging Markets Lazard Retirement Emerging Markets Equity Portfolio Asset Allocation Lazard Retirement Global Dynamic Multi-Asset Portfolio

Lazard Retirement Series, Inc. Table of Contents

2	A Message from Lazard
3	Investment Overviews
7	Performance Overviews
12	Information About Your Portfolio’s Expenses
14	Portfolio Holdings Presented by Sector
15	Portfolios of Investments
15	Lazard Retirement US Strategic Equity Portfolio
17	Lazard Retirement US Small-Mid Cap Equity Portfolio
19	Lazard Retirement International Equity Portfolio
21	Lazard Retirement Emerging Markets Equity Portfolio
23	Lazard Retirement Global Dynamic Multi-Asset Portfolio
33	Notes to Portfolios of Investments
36	Statements of Assets and Liabilities
38	Statements of Operations
40	Statements of Changes in Net Assets
42	Financial Highlights
47	Notes to Financial Statements
58	Board of Directors and Officers Information
61	Other Information

Shares of the Portfolios are currently offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis.

Please consider a Portfolio’s investment objective, risks, charges and expenses carefully before investing. For more complete information about Lazard Retirement Series, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and each Portfolio’s summary prospectus contain the investment objective, risks, charges, expenses and other information about each Portfolio of the Fund, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

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Lazard Retirement Series, Inc. A Message from Lazard

Dear Shareholder,

In the first half of 2017, global markets generally performed well, led by widespread gains that were most pronounced in emerging markets and Europe. During this time, the global economic recovery showed signs of broadening beyond the United States to other regions of the world. In this backdrop, US equities extended their multi-year advance, but rose less than their counterparts globally.

Emerging markets equity and debt benefited from continued global economic growth and improvements in corporate and sovereign fundamentals, notably rising earnings growth and stronger country balance sheets. The drivers of these broad improvements appear sustainable and valuations remain compelling among the securities we research. While the outlook is encouraging, our emerging markets investment teams are vigilant about potential risks, such as potential weakness in commodity prices and tighter-than-expected US monetary policy in 2018.

Europe’s economic and investment prospects appear to be at their strongest since the 2007–2008 period, with the consensus outlook largely positive. European economic data and key leading indicators are improving across the board. Policy statements from the European Central Bank suggests that monetary authorities are becoming more optimistic about growth, although policy is expected to remain accommodative over the near-to-medium term. Political risk has subsided but remains. During the first half, a market-friendly result to France’s presidential election helped buoy European sentiment. The results of the UK snap election, meanwhile, created concerns about Britain’s political outlook and the potential effect on Brexit negotiations. Elsewhere, our Tokyo-based team expects Japanese companies to yield strong returns as a result of better growth prospects, improving corporate governance, and stronger fundamentals.

The US economy appears to be in better shape than is commonly appreciated and our US equity team continues to find compelling value across the US market, which consists of companies that are among the world’s most financially productive and well managed. Our US fixed income specialists expect long-term US interest rates to eventually normalize at higher levels as global rate pressures subside in line with Europe’s improving growth outlook.

We are privileged that you have turned to Lazard for your investment needs and value your continued confidence in our investment management capabilities. Be assured that our specialist investment teams, supported by our global infrastructure, are committed to delivering the long-term patterns of performance that you expect.

Sincerely,

Lazard Asset Management LLC

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Lazard Retirement Series, Inc. Investment Overviews

US Equities

The S&P 500® Index rose during the first half of the year. The pace of the market’s post-election rally was tempered by increasing skepticism over the Trump administration’s ability to pass many of its key policy priorities, with congressional support for the latest health care bill proposal viewed as underwhelming. However, markets continued to advance as corporate earnings and economic data were generally positive. Auto sales, a key driver of the economic recovery, showed signs of slowing in the new year. Employment data remained strong, with the economy adding more jobs than expected and the unemployment rate falling to a 16-year low of 4.3% in June. The US economy continued to grow at an uneven pace, however, as the two most recent quarterly GDP reports showed an underwhelming pace of growth. In light of an improving employment and inflation picture during the first half of the year, the Federal Open Market Committee elected to raise interest rates in March and again in June.

International Equities

International equities rose during the first half of the year, despite investors cooling on the more cyclical areas of the market. Tightening policy in China has rolled commodity prices such as iron ore, which, alongside fading hopes of US stimulus from the new Government, has dampened reflation expectations. This saw bond yields fall back, driving gains in more stable sectors, such as consumer staples, and weaker performance in the commodity-related sectors of materials and energy. Technology stocks were the strongest performers, as investors increasingly view them as structural winners regardless of the shorter-term cycle. Auto stocks were hurt by the rollover of US auto sales volumes in an environment where auto companies need to continue investing in electric and autonomous vehicles.

Emerging Markets Equities

Buoyed by investor optimism over the direction of global economic activity, emerging markets equities recorded robust performance in the first half of 2017. The MSCI Emerging Markets® Index (the “EM Index”) rose by more than 18% over the period in US dollar terms. Asian shares performed particularly well and climbed by more than 23% as exporters and Chinese internet-related firms were favored. Despite some weakness in some commodity prices, Latin American markets still recorded a return of more than 10%. Lower crude oil prices and political rhetoric over Russia resulted in weak overall returns in Eastern Europe, despite strong performance in some central European nations following an improved environment in the aftermath of Emmanuel Macron’s presidential victory in France.

Returns in European emerging markets were extraordinarily mixed during the six-month period. Weakness in crude oil prices and accusations that Russia hacked the US election brought up the possibility of further sanctions and depressed share prices. Emmanuel Macron’s impressive victory as French president relieved markets and buffeted stock prices in Poland and Hungary. In Turkey, a constitutional vote giving President Erdogan considerably greater powers narrowly passed and was followed by an improbable relief rally.

All Latin American markets recorded positive returns over the period. Share prices in Brazil rose early in the year as investors anticipated the passing of several fiscal, tax, and labor reforms. However, the market became less confident about the likely success of these reforms in March and April, causing periods of weakness. In May, a recording of a conversation between President Temer and a corporate executive was released, which appeared to implicate Temer in corruption, and the Brazilian real and share prices reacted negatively. Temer strongly repudiated the accusation and stocks recovered, but he will still likely face a lower house vote on whether he should face a trial in the Supreme Court. Mexican shares were helped by a rebound in the peso after investors became more optimistic that a North American Free Trade Agreement (NAFTA) renegotiation would not be onerous.

All major Asian markets increased during the period. Export-oriented markets such as South Korea, Taiwan, and China performed particularly well, helped by a series of smartphone launches and despite North Korean missile launches and the impeachment of South Korea’s President. Chinese equities were helped first by

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government measures aimed at helping corporate profitability and then by considerable investor interest in internet-related firms which witnessed strong share price increases. In India, positive election results in several state elections for the Bharatiya Janata Party and Prime Minister Modi helped generate strong returns.

From a sector perspective, information technology dramatically outperformed all other sectors, while the energy sector, pressured by lower crude oil prices, was the worst performing sector during the period.

Multi-Asset

Markets have been well supported throughout the first half of 2017, despite multiple geopolitical hotspots. Underpinning this has been evidence of economic growth synchronized across major countries, as well as extremely low volatility in equity and fixed income markets. Rising trade volumes provided further support to emerging markets despite some political concerns and weak energy prices dragging some countries. A generally weaker US dollar over the period has lifted international currencies and improved local liquidity environments, while US multinationals have benefited from improved export earnings. In this setting, most major central banks remain highly accommodative.

Politics had provided an initial boost in the United States due to expectations of lower regulations and taxes from the new Republican administration. Disappointment here has led to some consolidation in sectors such as financials, though technology companies have continued to be well supported. The long bond also rallied as the “reflation trade” lost steam and the market became more sanguine about medium-term inflationary pressures. In Europe, initial fears about the results of multiple elections in the region proved unfounded, following the defeat of populist candidates in the Netherlands and France, leading to strong inflows into the region’s equity and corporate credit markets. Japanese earnings have recovered well, leading to market support. Chinese officials are keeping the country on a steady path ahead of the November Party plenum, despite the central bank draining local liquidity.

Lazard Retirement US Strategic Equity Portfolio

For the six months ended June 30, 2017, the Lazard Retirement US Strategic Equity Portfolio’s Service Shares posted a total return of 7.91%, as compared with the 9.34% return for the S&P 500 Index.

Stock selection in the financials sector contributed to performance. Shares of diversified financial services provider Citigroup rose amid optimism around industry deregulation and the prospect of stronger capital returns following the Federal Reserve’s annual stress tests. An overweight position in the information technology sector also helped returns. Shares of Skyworks Solutions rose after the company reported strong earnings, with organic growth exceeding expectations, driven by increasing mobile content, rising data complexity, and a broadening customer base.

In contrast, stock selection in the consumer discretionary sector detracted from performance. Shares of Advance Auto Parts fell along with the auto parts space more broadly due to weaker winter demand, delayed tax refunds, and pressure from Amazon’s expansion into the auto parts space. Stock selection in the consumer staples sector also hurt returns. Shares of Molson Coors fell after management issued medium-term EBITDA margin guidance that was below expectations, citing reinvestments to drive top-line growth and the need for increased capital flexibility.

Lazard Retirement US Small-Mid Cap Equity Portfolio

For the six months ended June 30, 2017, the Lazard Retirement US Small-Mid Cap Equity Portfolio’s Service Shares posted a total return of 4.20%, as compared with the 5.97% return for the Russell 2500® Index.

Stock selection in the industrials sector contributed to performance. Shares of Proto Labs rose after the company reported quarterly earnings above expectations, driven by strong revenues. Stock selection and an underweight position in the consumer staples sector also contributed to performance. Shares of Sprouts Farmers Market rose amid speculation that the company could be a potential acquisition target.

In contrast, stock selection in the consumer discretionary sector detracted from performance. Shares of

4  Semi-Annual Report

Advance Auto Parts fell along with the auto parts space more broadly due to weaker winter demand, delayed tax refunds, and pressure from Amazon’s expansion into the auto parts space. Stock selection in the financials sector also hurt returns. Shares of PacWest Bancorp fell after the company reported second quarter earnings below expectations, as reserves and loan prepayments came in higher than expected.

Lazard Retirement International Equity Portfolio

For the six months ended June 30, 2017, the Lazard Retirement International Equity Portfolio’s Service Shares posted a total return of 11.84%, as compared with the 13.81% return for the MSCI EAFE® Index (the “EAFE Index”).

During the period, the Portfolio rose strongly in absolute terms but lagged the benchmark. Stock selection in the health care sector detracted from relative returns as British pharmaceutical company Shire underperformed. The company offers an attractive mix of treatments for rare diseases. This gives them critical pricing power, which is increasingly challenging to find in global pharmaceuticals. We believe the market remains skeptical about the company’s ability to integrate Baxalta and pay down the debt incurred to fund the acquisition. The company’s fundamentals remain strong and the valuations are very attractive in our view. We continue to own a significant position in the stock. Stock selection in the materials sector also detracted from relative performance, as shares of Anglo/Australian miner BHP fell as an employee strike halted production at one of the company’s Chilean copper mines. Elsewhere, shares of UK-based mobile operator BT Group fell after reporting mixed results. Lastly, a higher-than-benchmark exposure to the poor-performing energy sector hurt relative returns.

In contrast, stock selection in the real estate sector was additive to relative returns as shares of Japanese developer Daiwa House performed well on an increased dividend and as results highlighted strong growth in commercial facilities and logistics. Stock selection in the industrials sector was also beneficial to relative returns. Shares of Vinci, a French toll-road, airport operator, and infrastructure company, continued higher on robust growth in air traffic while the company’s contracting/construction business also saw revenues rise. Additionally in the sector, shares of Irish discount airline Ryanair rose on good results and on the announcement of a new stock buyback program. Elsewhere, in the consumer discretionary sector, shares of Japanese media and electronics company Sony rose on strong fourth quarter results. Lastly, positioning in emerging markets was additive to the Portfolio’s relative returns as shares of Taiwan Semiconductor Manufacturing rose on strong demand for mobile phone chips.

Lazard Retirement Emerging Markets Equity Portfolio

For the six months ended June 30, 2017, the Lazard Retirement Emerging Markets Equity Portfolio’s Service Shares posted a total return of 13.00%, while Investor Shares posted a total return of 13.15%, as compared with the 18.43% return for the EM Index.

During the period, shares of Samsung Electronics, a Korean manufacturer of electronic goods, rose on expectations for a strong second quarter and firm memory pricing for the second half of the year. NetEase, a Chinese developer and distributor of computer and online games, has strong second-half expectations given its rich pipeline of new games, including Minecraft. Shares of Taiwan Semiconductor Manufacturing, a Taiwanese semiconductor manufacturer, gained amid expectations for a strong Apple-led ramp-up in the second half of the year. SK Hynix, a Korean Semiconductor manufacturer, benefited from strong demand for DRAM and expectations for pricing to remain firm in the second half of the year. Shares of YPF, an Argentine energy company, gained on the back of optimism for increased international interest for joint ventures related to the Vaca Muerta, and the potential for further cost cutting post a deal reached with the unions.

In contrast, shares of Sberbank, a Russian bank, declined as the risk of increased provisions from corporate loans rose, and after the US Senate approved the imposition of new sanctions against Russia. Lukoil, a Russian energy company, experienced profit taking along with the Russian market on the back of increased volatility in oil prices. Shares of Gazprom, a Russian gas company, declined as hopes for an

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increased dividend payout ratio diminished. Magnit, a Russian food retailer, declined after reporting lower margins for the quarter. Shares of Pakistan Petroleum, a Pakistani energy company, retreated on the back of volatile oil prices and a delay in the gas price revision for one of its larger assets. A higher-than-index exposure to Russia and Brazil detracted from returns. Stock selection within the information technology and financial sectors and within China also hurt performance. Information technology stock underperformance was predominantly due to the companies not held in the Portfolio during the period. These include Alibaba and Tencent, which were up 60% and 47% respectively through the end of June. Each of these stocks cost the Portfolio significantly in relative performance as they have meaningful weights in the EM Index.

Lazard Retirement Global Dynamic Multi-Asset Portfolio

For the six months ended June 30, 2017, the Lazard Retirement Global Dynamic Multi-Asset Portfolio’s Service Shares posted a total return of 9.81%, as compared with the 7.50% return of its blended benchmark, which is a 50/50 blend of the MSCI World® Index and the Bloomberg Barclays Global Aggregate® Index (the “GDMA Index”).

Changes to the market forecast during the first half of 2017 reflected a shift from cautious to more upbeat views in several of our considerations. Many factors were involved in our assessment, including economic data from Europe and Japan, liquidity trends on credit availability and consumer credit on the demand side, as well as sentiment indicators relevant to geopolitical risk and factors affecting regulations in different regions.

Stock selection in the financials, health care, and industrials sectors helped performance, as did an underweight to the energy sector and stock selection in Australia, Canada, and Germany. In fixed income, an underweight across the euro zone and Japan, overweight exposure to Singapore, Mexico, and New Zealand, an underweight to government bonds and overweight positioning in diversified global credit sectors added to returns. Security selection, within fixed income, in the United States and the euro zone, and tactical positioning in the Mexican peso, Japanese yen, Swedish krona, and Australian dollar also raised performance.

In contrast, stock selection in the consumer staples, information technology, and telecommunication services sectors, stock selection in Norway, and currency exposure within fixed income (small underweight positioning in the Canadian dollar and the euro) hurt performance. The positions in currencies are implemented using non-deliverable forward contracts.

Notes to Investment Overviews:

All Portfolios’ total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Past performance is not indicative, or a guarantee, of future results. Return for a period of less than one year is not annualized.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of June 30, 2017; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objective, strategies, risks and fees.

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Lazard Retirement Series, Inc. Performance Overviews (unaudited)

Lazard Retirement US Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement US Strategic Equity Portfolio and S&P 500® Index*

Average Annual Total Returns*

Periods Ended June 30, 2017

	One	Five	Ten
	Year	Years	Years
Service Shares	17.41%	12.20%	5.09%
S&P 500 Index	17.90%	14.63%	7.18%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

Performance results do not include adjustments made for financial reporting purposes in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 companies in leading industries of the US economy. The index is unmanaged, has no fees or costs and is not available for investment.

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Lazard Retirement US Small-Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement US Small-Mid Cap Equity Portfolio, Russell 2500® Index and Russell 2000/2500 Linked Index*

Average Annual Total Returns*

Periods Ended June 30, 2017

	One	Five	Ten
	Year	Years	Years
Service Shares	20.81%	12.79%	6.46%
Russell 2500 Index	19.84%	14.04%	7.42%
Russell 2000/2500 Linked Index	19.84%	14.04%	7.39%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The Portfolio was previously known as Lazard Retirement U.S. Small Cap Equity Portfolio. As of June 1, 2009, the Portfolio changed its name to Lazard Retirement U.S. Small-Mid Cap Equity Portfolio and changed its investment strategy to invest in equity securities of small-mid cap US companies.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Russell 2500 Index measures the performance of the small-to mid-cap segment of the US equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. The Russell 3000 Index measures the performance of the largest 3,000 US companies, representing approximately 98% of the investable US equity market. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000/2500 Linked Index is an unmanaged index created by the Investment Manager, which links the performance of the Russell 2000® Index for all periods through May 31, 2009 (when the Portfolio’s investment focus was changed from small cap companies to small-mid cap companies) and the Russell 2500 Index for all periods thereafter. The Russell 2000 Index includes approximately 2,000 of the smallest securities in the Russell 3000 Index, representing roughly 10% of the total market capitalization of Russell 3,000 companies. The indices are unmanaged, have no fees or costs and are not available for investment.

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Lazard Retirement International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement International Equity Portfolio and EAFE Index*

Average Annual Total Returns*

Periods Ended June 30, 2017

	One	Five	Ten
	Year	Years	Years
Service Shares	9.82%	7.60%	1.81%
EAFE Index	20.27%	8.69%	1.03%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed markets equity performance, excluding the United States and Canada. The EAFE Index consists of 21 developed markets country indices. The index is unmanaged, has no fees or costs and is not available for investment.

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Lazard Retirement Emerging Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement Emerging Markets Equity Portfolio and EM Index*

Average Annual Total Returns*

Periods Ended June 30, 2017

	One	Five	Ten
	Year	Years	Years
Service Shares**	19.44%	3.03%	2.22%
Investor Shares**	19.75%	3.28%	2.47%
EM Index	23.75%	3.96%	1.91%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, also exclude adjustments related to reimbursed custodian out-of-pocket expenses (Note 3 in the Notes to Financial Statements), and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The EM Index consists of 23 emerging-market country indices. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Service Shares and Investor Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

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Lazard Retirement Global Dynamic Multi-Asset Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement Global Dynamic Multi-Asset Portfolio, GDMA Index and MSCI World® Index*

Average Annual Total Returns*

Periods Ended June 30, 2017

	One	Five	Since
	Year	Years	Inception†
Service Shares	10.65%	7.90%	7.67%
GDMA Index	7.61%	6.08%	5.43%
MSCI World Index	18.20%	11.38%	10.13%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The GDMA Index is an unmanaged index created by the Investment Manager and is a 50/50 blend of MSCI World Index and the Bloomberg Barclays Global Aggregate® Index. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed markets equity performance. The MSCI World Index consists of 23 developed markets country indices. The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of global investment-grade fixed-income debt markets, including government-related debt, corporate debt, securitized debt and global Treasury. The indices are unmanaged, have no fees or costs and are not available for investment.

Before April 30, 2014, the Portfolio was known as Lazard Retirement Multi-Asset Targeted Volatility Portfolio.

†	The inception date for the Portfolio was April 30, 2012.

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Lazard Retirement Series, Inc. Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Service Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from January 1, 2017 through June 30, 2017 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other mutual funds.

Please note that you also bear fees and charges imposed by participating insurance companies at the separate account level, which are described in the separate prospectuses issued by the participating insurance companies. Such charges will have the effect of reducing account value.

12  Semi-Annual Report

Portfolio	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period* 1/1/17 - 6/30/17	Annualized Expense Ratio During Period 1/1/17 - 6/30/17

US Strategic Equity
Service Shares
Actual	$1,000.00	$1,079.10	$5.16	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.84	$5.01	1.00%

US Small-Mid Cap Equity
Service Shares
Actual	$1,000.00	$1,042.00	$6.28	1.24%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.65	$6.21	1.24%

International Equity
Service Shares
Actual	$1,000.00	$1,118.40	$5.83	1.11%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.29	$5.56	1.11%

Emerging Markets Equity
Service Shares
Actual	$1,000.00	$1,130.00	$7.29	1.38%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.95	$6.90	1.38%
Investor Shares
Actual	$1,000.00	$1,131.50	$6.02	1.14%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.14	$5.71	1.14%

Global Dynamic Multi-Asset
Service Shares
Actual	$1,000.00	$1,098.10	$5.46	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.59	$5.26	1.05%

*	Expenses are equal to the annualized expense ratio, net of expense waivers and reimbursements, of each Share class multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

Semi-Annual Report  13

Lazard Retirement Series, Inc. Portfolio Holdings Presented by Sector June 30, 2017 (unaudited)

Sector*	Lazard Retirement US Strategic Equity Portfolio	Lazard Retirement US Small-Mid Cap Equity Portfolio	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio

Consumer Discretionary	7.9%	10.2%	13.2%	8.3%
Consumer Staples	11.6	1.1	11.4	6.2
Energy	4.9	5.4	6.8	7.6
Financials	11.3	15.9	18.6	27.8
Health Care	13.3	7.4	8.9	0.7
Industrials	13.0	19.7	18.6	5.8
Information Technology	28.3	15.6	6.1	25.1
Materials	3.5	7.4	3.7	3.0
Real Estate	1.3	10.4	2.9	—
Telecommunication Services	2.5	—	4.2	11.2
Utilities	—	4.8	0.9	0.6
Short-Term Investments	2.4	2.1	4.7	3.7
Total Investments	100.0%	100.0%	100.0%	100.0%

Sector*	Lazard Retirement Global Dynamic Multi-Asset Portfolio

Consumer Discretionary	11.1%
Consumer Staples	7.9
Energy	4.4
Financials	15.6
Health Care	10.2
Industrials	11.4
Information Technology	12.8
Materials	3.4
Real Estate	2.9
Telecommunication Services	3.1
Utilities	4.8
Municipal	0.6
Sovereign Debt	7.7
US Treasury Securities	1.3
Short-Term Investments	2.8
Total Investments	100.0%

* Represents percentage of total investments.

14  Semi-Annual Report

Lazard Retirement Series, Inc. Portfolios of Investments June 30, 2017 (unaudited)

Description	Shares	Fair Value

Lazard Retirement US Strategic Equity Portfolio

Common Stocks | 98.3%

Aerospace & Defense | 2.3%
United Technologies Corp.	1,820	$222,240

Air Freight & Logistics | 2.7%
United Parcel Service, Inc., Class B	2,385	263,757

Auto Components | 1.0%
Delphi Automotive PLC	1,120	98,168

Banks | 6.3%
Bank of America Corp.	4,700	114,022
Citigroup, Inc.	4,790	320,355
Citizens Financial Group, Inc.	2,375	84,740
SunTrust Banks, Inc.	1,675	95,006
		614,123
Beverages | 7.4%
Molson Coors Brewing Co., Class B	3,365	290,534
The Coca-Cola Co.	9,400	421,590
		712,124
Biotechnology | 2.0%
Biogen, Inc. (a)	350	94,976
Celgene Corp. (a)	410	53,247
Gilead Sciences, Inc.	675	47,776
		195,999
Building Products | 1.6%
Johnson Controls International PLC	3,525	152,844

Capital Markets | 3.7%
Intercontinental Exchange, Inc.	3,445	227,094
Morgan Stanley	2,875	128,110
		355,204
Chemicals | 1.5%
Agrium, Inc.	505	45,697
PPG Industries, Inc.	925	101,713
		147,410
Commercial Services & Supplies | 0.7%
Copart, Inc. (a)	2,095	66,600

Communications Equipment | 6.4%
Cisco Systems, Inc.	10,830	338,979
Motorola Solutions, Inc.	2,710	235,065
Palo Alto Networks, Inc. (a)	355	47,503
		621,547
Description	Shares	Fair Value

Containers & Packaging | 1.9%
Crown Holdings, Inc. (a)	3,080	$183,753

Diversified Telecommunication Services | 2.5%
AT&T, Inc.	6,545	246,943

Electrical Equipment | 1.9%
Eaton Corp. PLC	2,375	184,846

Energy Equipment & Services | 1.6%
Schlumberger, Ltd.	2,320	152,749

Equity Real Estate Investment Trusts (REITs) | 1.3%
Prologis, Inc.	2,180	127,835

Food & Staples Retailing | 2.1%
Walgreens Boots Alliance, Inc.	2,625	205,564

Food Products | 2.2%
Kellogg Co.	3,015	209,422

Health Care Equipment & Supplies | 3.8%
Medtronic PLC	3,005	266,694
Stryker Corp.	695	96,452
		363,146
Health Care Providers & Services | 1.2%
Humana, Inc.	475	114,294

Hotels, Restaurants & Leisure | 2.2%
McDonald’s Corp.	1,360	208,298

Industrial Conglomerates | 2.0%
General Electric Co.	3,350	90,484
Honeywell International, Inc.	780	103,966
		194,450
Insurance | 1.3%
Aon PLC	955	126,967

Internet Software & Services | 8.1%
Alphabet, Inc., Class A (a)	535	497,379
Alphabet, Inc., Class C (a)	43	39,075
eBay, Inc. (a)	6,995	244,266
		780,720

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  15

Description	Shares	Fair Value

Lazard Retirement US Strategic Equity Portfolio (concluded)

IT Services | 5.2%
CoreLogic, Inc. (a)	470	$20,389
DXC Technology Co.	1,540	118,149
Vantiv, Inc., Class A (a)	1,825	115,595
Visa, Inc., Class A	2,685	251,799
		505,932
Machinery | 0.9%
Deere & Co.	740	91,457

Marine | 0.5%
Kirby Corp. (a)	695	46,461

Media | 1.1%
The Madison Square Garden Co. Class A (a)	530	104,357

Metals & Mining | 0.1%
Steel Dynamics, Inc.	400	14,324

Oil, Gas & Consumable Fuels | 3.4%
Cimarex Energy Co.	480	45,125
ConocoPhillips	1,600	70,336
EOG Resources, Inc.	1,225	110,887
Pioneer Natural Resources Co.	630	100,535
		326,883
Pharmaceuticals | 6.4%
Allergan PLC	555	134,915
Pfizer, Inc.	10,050	337,579
Zoetis, Inc.	2,363	147,404
		619,898
Road & Rail | 0.5%
Union Pacific Corp.	450	49,010

Semiconductors & Semiconductor Equipment | 3.2%
Applied Materials, Inc.	1,585	65,476
Cypress Semiconductor Corp.	5,395	73,642
Skyworks Solutions, Inc.	1,780	170,791
		309,909
Description	Shares	Fair Value

Software | 3.2%
Microsoft Corp.	4,430	$305,360

Specialty Retail | 2.8%
Advance Auto Parts, Inc.	583	67,972
AutoZone, Inc. (a)	145	82,717
Lowe’s Cos., Inc.	1,515	117,458
		268,147
Technology Hardware, Storage & Peripherals | 2.4%
Apple, Inc.	1,609	231,728

Textiles, Apparel & Luxury Goods | 0.9%
Carter’s, Inc.	340	30,243
Lululemon Athletica, Inc. (a)	940	56,090
		86,333
Total Common Stocks (Cost $8,347,189)		9,508,802

Short-Term Investments | 2.5%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.83% (7 day yield) (Cost $237,784)	237,784	237,784

Total Investments | 100.8% (Cost $8,584,973) (b)		$9,746,586

Liabilities in Excess of Cash and Other Assets | (0.8)%		(79,406)

Net Assets | 100.0%		$9,667,180

The accompanying notes are an integral part of these financial statements.

16  Semi-Annual Report

Description	Shares	Fair Value

Lazard Retirement US Small-Mid Cap Equity Portfolio

Common Stocks | 97.9%

Air Freight & Logistics | 1.2%
Echo Global Logistics, Inc. (a)	37,390	$744,061

Airlines | 1.7%
Alaska Air Group, Inc.	12,050	1,081,608

Auto Components | 2.3%
Fox Factory Holding Corp. (a)	15,720	559,632
Modine Manufacturing Co. (a)	57,180	946,329
		1,505,961
Banks | 8.7%
BankUnited, Inc.	23,110	779,038
Comerica, Inc.	13,025	953,951
Commerce Bancshares, Inc.	18,775	1,066,983
FCB Financial Holdings, Inc., Class A (a)	20,550	981,262
Home BancShares, Inc.	33,065	823,319
PacWest Bancorp	21,890	1,022,263
		5,626,816
Biotechnology | 1.6%
Cellectis SA ADR (a)	21,460	554,097
Eagle Pharmaceuticals, Inc. (a)	6,300	497,007
		1,051,104
Building Products | 3.3%
Continental Building Products, Inc. (a)	23,735	553,026
Owens Corning	11,485	768,576
PGT Innovations, Inc. (a)	64,385	824,128
		2,145,730
Capital Markets | 1.0%
Morningstar, Inc.	8,095	634,162

Chemicals | 4.0%
Ingevity Corp. (a)	9,955	571,417
Innospec, Inc.	14,650	960,308
Valvoline, Inc.	44,685	1,059,928
		2,591,653
Commercial Services & Supplies | 1.5%
Deluxe Corp.	13,755	952,121

Communications Equipment | 0.8%
Ciena Corp. (a)	20,015	500,775
Description	Shares	Fair Value

Containers & Packaging | 3.4%
Crown Holdings, Inc. (a)	20,980	$1,251,667
Graphic Packaging Holding Co.	68,050	937,729
		2,189,396
Electric Utilities | 1.7%
PNM Resources, Inc.	28,200	1,078,650

Electrical Equipment | 3.4%
Atkore International Group, Inc. (a)	32,810	739,866
Generac Holdings, Inc. (a)	19,615	708,690
Regal-Beloit Corp.	9,515	775,948
		2,224,504
Electronic Equipment, Instruments & Components | 3.2%
Belden, Inc.	10,065	759,203
FLIR Systems, Inc.	23,395	810,871
Littelfuse, Inc.	2,965	489,225
		2,059,299
Energy Equipment & Services | 3.1%
NCS Multistage Holdings, Inc. (a)	33,050	832,199
Newpark Resources, Inc. (a)	81,965	602,443
Oceaneering International, Inc.	24,510	559,808
		1,994,450
Equity Real Estate Investment Trusts (REITs) | 10.4%
American Campus Communities, Inc.	16,410	776,193
Camden Property Trust	11,600	991,916
DCT Industrial Trust, Inc.	20,300	1,084,832
Extra Space Storage, Inc.	12,745	994,110
Healthcare Realty Trust, Inc.	30,410	1,038,501
Kilroy Realty Corp.	13,185	990,853
UDR, Inc.	21,740	847,208
		6,723,613
Food & Staples Retailing | 1.1%
Sprouts Farmers Market, Inc. (a)	30,995	702,657

Health Care Equipment & Supplies | 1.4%
STERIS PLC	11,330	923,395

Health Care Providers & Services | 1.4%
AMN Healthcare Services, Inc. (a)	23,420	914,551

Hotels, Restaurants & Leisure | 0.7%
Bloomin’ Brands, Inc.	22,770	483,407

Household Durables | 1.1%
Leggett & Platt, Inc.	13,650	717,034

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  17

		Fair
Description	Shares	Value

Lazard Retirement US Small-Mid Cap Equity Portfolio (concluded)

Independent Power & Renewable Electricity Producers | 1.6%
Pattern Energy Group, Inc.	43,705	$1,041,927

Insurance | 4.6%
Arch Capital Group, Ltd. (a)	10,595	988,408
Reinsurance Group of America, Inc.	7,525	966,135
Validus Holdings, Ltd.	19,585	1,017,832
		2,972,375
Internet Software & Services | 1.3%
j2 Global, Inc.	9,570	814,311

IT Services | 3.3%
CoreLogic, Inc. (a)	16,985	736,809
Leidos Holdings, Inc.	14,705	760,102
Vantiv, Inc., Class A (a)	9,845	623,582
		2,120,493
Life Sciences Tools & Services | 1.5%
INC Research Holdings, Inc., Class A (a)	16,390	958,815

Machinery | 6.4%
Altra Industrial Motion Corp.	7,645	304,271
Mueller Water Products, Inc., Class A	55,850	652,328
Proto Labs, Inc. (a)	9,770	657,033
Snap-on, Inc.	2,925	462,150
TriMas Corp. (a)	29,115	607,048
Wabtec Corp.	8,695	795,592
Woodward, Inc.	9,840	664,987
		4,143,409
Marine | 1.5%
Kirby Corp. (a)	14,595	975,676

Media | 2.3%
Emerald Expositions Events, Inc.	30,000	657,000
Scholastic Corp.	19,225	838,018
		1,495,018
Multi-Utilities | 1.5%
CMS Energy Corp.	20,435	945,119

Oil, Gas & Consumable Fuels | 2.3%
HollyFrontier Corp.	34,235	940,435
Matador Resources Co. (a)	26,445	565,130
		1,505,565

		Fair
Description	Shares	Value

Pharmaceuticals | 1.5%
Catalent, Inc. (a)	26,715	$937,696

Professional Services | 0.7%
FTI Consulting, Inc. (a)	13,800	482,448

Semiconductors & Semiconductor Equipment | 4.8%
Cypress Semiconductor Corp.	59,730	815,315
MACOM Technology Solutions Holdings, Inc. (a)	10,605	591,441
Microsemi Corp. (a)	15,795	739,206
Versum Materials, Inc.	28,935	940,387
		3,086,349
Software | 2.3%
Bottomline Technologies de, Inc. (a)	37,320	958,751
BroadSoft, Inc. (a)	11,935	513,801
		1,472,552
Specialty Retail | 1.2%
Advance Auto Parts, Inc.	3,115	363,178
Chico’s FAS, Inc.	45,695	430,447
		793,625
Textiles, Apparel & Luxury Goods | 2.5%
Carter’s, Inc.	8,450	751,628
Steven Madden, Ltd. (a)	21,235	848,338
		1,599,966
Thrifts & Mortgage Finance | 1.6%
Washington Federal, Inc.	31,995	1,062,234

Total Common Stocks (Cost $55,722,534)		63,252,525

Short-Term Investments | 2.1%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.83% (7 day yield) (Cost $1,347,971)	1,347,971	1,347,971

Total Investments | 100.0% (Cost $57,070,505) (b)		$64,600,496

Cash and Other Assets in Excess of Liabilities | 0.0%		28,863

Net Assets | 100.0%		$64,629,359

The accompanying notes are an integral part of these financial statements.

18  Semi-Annual Report

		Fair
Description	Shares	Value

Lazard Retirement International Equity Portfolio

Common Stocks | 95.5%

Australia | 3.0%
BHP Billiton PLC	262,397	$4,020,061
Caltex Australia, Ltd.	82,322	1,997,801
		6,017,862
Belgium | 2.6%
Anheuser-Busch InBev SA/NV	32,904	3,640,996
KBC Group NV	20,230	1,535,683
		5,176,679
Brazil | 1.0%
BB Seguridade Participacoes SA	234,200	2,025,364

Canada | 4.2%
Canadian National Railway Co.	34,190	2,774,115
National Bank of Canada	60,200	2,531,390
Suncor Energy, Inc.	112,940	3,299,889
		8,605,394
Denmark | 2.3%
AP Moller-Maersk A/S, Class B	1,120	2,263,134
Carlsberg A/S, Class B	23,362	2,500,909
		4,764,043
Finland | 1.5%
Sampo Oyj, A Shares	58,256	2,994,773

France | 11.4%
Air Liquide SA	28,324	3,519,898
Airbus SE	20,211	1,665,318
Capgemini SE	41,710	4,333,960
Cie Generale des Etablissements Michelin	27,580	3,666,723
Valeo SA	79,034	5,361,136
Vinci SA	54,020	4,614,399
		23,161,434
Germany | 3.4%
Deutsche Post AG	46,506	1,745,089
SAP SE	50,249	5,251,983
		6,997,072
Ireland | 3.9%
Ryanair Holdings PLC Sponsored ADR (a)	24,914	2,680,995
Shire PLC	96,210	5,300,646
		7,981,641
Italy | 1.5%
UniCredit SpA (a)	166,604	3,141,687

		Fair
Description	Shares	Value

Japan | 17.2%
ABC-Mart, Inc.	32,400	$1,909,021
Daiwa House Industry Co., Ltd.	175,360	5,999,882
Don Quijote Holdings Co., Ltd.	113,000	4,287,909
Hoshizaki Corp.	16,600	1,502,677
Isuzu Motors, Ltd.	236,200	2,921,386
Kao Corp.	34,620	2,057,695
KDDI Corp.	97,200	2,575,031
Makita Corp.	79,800	2,954,981
Seven & I Holdings Co., Ltd.	46,200	1,904,993
Sony Corp.	106,900	4,077,692
Sumitomo Mitsui Financial Group, Inc.	85,600	3,348,736
United Arrows, Ltd.	41,000	1,329,866
		34,869,869
Luxembourg | 1.3%
RTL Group SA	16,506	1,248,358
Tenaris SA	91,334	1,424,340
		2,672,698
Netherlands | 5.1%
Koninklijke KPN NV	505,997	1,623,651
Royal Dutch Shell PLC, A Shares	184,981	4,913,660
Wolters Kluwer NV	90,167	3,821,038
		10,358,349
Norway | 2.4%
Statoil ASA	126,891	2,108,933
Telenor ASA	163,619	2,713,610
		4,822,543
Philippines | 0.0%
Alliance Global Group, Inc.	175,700	49,798

Singapore | 1.5%
DBS Group Holdings, Ltd.	201,500	3,035,775

Spain | 0.9%
Red Electrica Corporacion SA	91,464	1,915,362

Sweden | 3.9%
Assa Abloy AB, Class B	189,803	4,172,218
Nordea Bank AB	289,524	3,694,684
		7,866,902
Switzerland | 6.1%
Julius Baer Group, Ltd.	37,634	1,983,384
Novartis AG	74,443	6,216,658
Wolseley PLC	66,847	4,110,900
		12,310,942

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  19

		Fair
Description	Shares	Value

Lazard Retirement International Equity Portfolio (concluded)

Taiwan | 1.4%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	81,100	$2,835,256

Turkey | 0.7%
Turkiye Garanti Bankasi AS	522,944	1,454,820

United Kingdom | 15.9%
British American Tobacco PLC	90,276	6,146,183
BT Group PLC	438,415	1,683,576
ConvaTec Group PLC	535,593	2,227,319
Diageo PLC	100,038	2,957,261
Howden Joinery Group PLC	267,891	1,420,789
Informa PLC	233,666	2,037,814
Provident Financial PLC	27,970	886,841
Prudential PLC	296,659	6,815,268
RELX PLC	189,975	4,111,045
Unilever PLC	75,372	4,082,651
		32,368,747

		Fair
Description	Shares	Value

United States | 4.3%
Aon PLC	33,075	$4,397,321
Medtronic PLC	49,180	4,364,725
		8,762,046
Total Common Stocks (Cost $171,396,881)		194,189,056

Short-Term Investments | 4.7%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.83% (7 day yield) (Cost $9,559,306)	9,559,306	9,559,306

Total Investments | 100.2% (Cost $180,956,187) (b)		$203,748,362

Liabilities in Excess of Cash and Other Assets | (0.2)%		(452,854)

Net Assets | 100.0%		$203,295,508

The accompanying notes are an integral part of these financial statements.

20  Semi-Annual Report

		Fair
Description	Shares	Value

Lazard Retirement Emerging Markets Equity Portfolio

Common Stocks | 95.7%

Argentina | 1.7%
YPF SA Sponsored ADR	821,734	$17,995,975

Brazil | 10.4%
Ambev SA ADR	2,575,900	14,141,691
Banco do Brasil SA	2,904,766	23,498,364
BB Seguridade Participacoes SA	2,101,700	18,175,528
CCR SA	3,486,400	17,785,070
Cielo SA	2,926,884	21,733,631
Localiza Rent a Car SA	758,356	10,335,284
Natura Cosmeticos SA	497,800	3,861,710
		109,531,278
China | 15.6%
AAC Technologies Holdings, Inc.	763,500	9,507,848
Baidu, Inc. Sponsored ADR (a)	153,300	27,419,238
China Construction Bank Corp., Class H	50,681,390	39,287,894
China Mobile, Ltd. Sponsored ADR	479,949	25,480,492
China Shenhua Energy Co., Ltd., Class H	4,175,829	9,297,286
CNOOC, Ltd.	5,536,000	6,073,932
ENN Energy Holdings, Ltd.	996,000	6,023,933
Hengan International Group Co., Ltd.	59,500	438,985
NetEase, Inc. ADR	97,165	29,210,714
Weichai Power Co., Ltd., Class H	13,003,864	11,397,872
		164,138,194
Egypt | 0.9%
Commercial International Bank Egypt SAE GDR (London)	2,032,761	9,149,646
Commercial International Bank Egypt SAE GDR (United States)	144,531	650,391
		9,800,037
Hungary | 1.9%
OTP Bank Nyrt.	589,564	19,724,465

India | 9.9%
Axis Bank, Ltd.	2,369,138	18,948,235
Bajaj Auto, Ltd.	210,031	9,071,748
Bharat Heavy Electricals, Ltd.	1,594,028	3,330,069
HCL Technologies, Ltd.	969,326	12,754,861
Hero MotoCorp, Ltd.	308,534	17,652,397
Punjab National Bank (a)	5,074,230	10,788,373
Tata Consultancy Services, Ltd.	883,863	32,305,620
		104,851,303

		Fair
Description	Shares	Value

Indonesia | 5.6%
PT Astra International Tbk	20,971,700	$14,020,664
PT Bank Mandiri (Persero) Tbk	18,720,629	17,863,768
PT Semen Indonesia (Persero) Tbk	8,504,600	6,374,108
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	618,500	20,824,895
		59,083,435
Malaysia | 0.7%
British American Tobacco Malaysia Berhad	707,100	7,151,454

Mexico | 3.4%
America Movil SAB de CV, Class L Sponsored ADR	1,295,327	20,621,606
Grupo Mexico SAB de CV, Series B	2,335,697	6,572,576
Kimberly-Clark de Mexico SAB de CV, Series A	3,908,062	8,268,866
		35,463,048
Pakistan | 1.6%
Habib Bank, Ltd.	2,671,570	6,856,432
Oil & Gas Development Co., Ltd.	3,080,300	4,130,531
Pakistan Petroleum, Ltd.	4,532,002	6,411,133
		17,398,096
Philippines | 0.9%
PLDT, Inc. Sponsored ADR	272,000	9,604,320

Russia | 7.6%
ALROSA PAO	5,241,300	7,691,980
Gazprom PJSC Sponsored ADR	1,897,624	7,524,645
LUKOIL PJSC Sponsored ADR	377,233	18,400,475
Magnit PJSC Sponsored GDR (c), (d)	89,175	3,031,950
Magnit PJSC Sponsored GDR (London)	123,182	4,192,615
Magnit PJSC Sponsored GDR (United States)	2,884	98,056
Mobile TeleSystems PJSC Sponsored ADR	1,669,220	13,988,064
Sberbank of Russia PJSC	10,104,416	25,030,164
		79,957,949
South Africa | 8.5%
Imperial Holdings, Ltd.	741,806	9,126,126
Life Healthcare Group Holdings, Ltd.	3,602,445	7,059,560
Nedbank Group, Ltd.	510,169	8,147,426
PPC, Ltd. (a)	7,743,992	3,133,488
Sanlam, Ltd.	1,837,285	9,100,416

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  21

		Fair
Description	Shares	Value

Lazard Retirement Emerging Markets Equity Portfolio (concluded)

Shoprite Holdings, Ltd.	1,098,098	$16,734,822
Standard Bank Group, Ltd.	849,394	9,359,568
The Bidvest Group, Ltd.	702,877	8,465,334
Vodacom Group, Ltd.	913,251	11,466,267
Woolworths Holdings, Ltd.	1,506,966	7,105,108
		89,698,115
South Korea | 14.9%
Coway Co., Ltd.	165,071	15,005,267
Hanwha Life Insurance Co., Ltd.	1,456,114	8,864,986
Hyundai Mobis Co., Ltd.	69,072	15,089,091
KB Financial Group, Inc.	281,905	14,194,674
KT&G Corp.	67,472	6,895,122
Samsung Electronics Co., Ltd.	24,115	50,033,379
Shinhan Financial Group Co., Ltd.	558,248	24,100,204
SK Hynix, Inc.	383,065	22,581,143
		156,763,866
Taiwan | 5.4%
Hon Hai Precision Industry Co., Ltd.	3,048,151	11,652,436
Taiwan Semiconductor Manufacturing Co., Ltd.	6,702,642	45,738,430
		57,390,866
Thailand | 1.2%
Kasikornbank Public Co. Ltd.	976,836	5,736,257
The Siam Cement Public Co. Ltd.	510,050	7,566,874
		13,303,131

		Fair
Description	Shares	Value

Turkey | 5.5%
Akbank TAS	4,064,274	$11,318,074
KOC Holding AS	2,050,156	9,431,670
Tupras-Turkiye Petrol Rafinerileri AS	362,267	10,418,712
Turk Telekomunikasyon AS (a)	4,239,784	7,514,433
Turkcell Iletisim Hizmetleri AS	2,468,000	8,111,022
Turkiye Is Bankasi, C Shares	5,314,850	11,251,553
		58,045,464
Total Common Stocks (Cost $916,388,067)		1,009,900,996

Short-Term Investments | 3.7%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.83% (7 day yield) (Cost $38,842,314)	38,842,314	38,842,314

Total Investments | 99.4% (Cost $955,230,381) (b)		$1,048,743,310

Cash and Other Assets in Excess of Liabilities | 0.6%		5,929,366

Net Assets | 100.0%		$1,054,672,676

The accompanying notes are an integral part of these financial statements.

22  Semi-Annual Report

Description	Shares	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio

Common Stocks | 81.7%

Argentina | 0.2%
MercadoLibre, Inc.	3,000	$752,640

Australia | 2.6%
AGL Energy, Ltd.	7,270	142,597
Aristocrat Leisure, Ltd.	67,326	1,166,509
Cochlear, Ltd.	8,776	1,049,361
Computershare, Ltd.	57,547	624,590
CSL, Ltd.	18,255	1,939,719
Investa Office Fund REIT	34,452	116,286
JB Hi-Fi, Ltd.	7,795	140,103
Magellan Financial Group, Ltd.	19,546	432,922
Newcrest Mining, Ltd.	9,992	155,123
Resolute Mining, Ltd.	243,705	224,067
Sandfire Resources NL	24,182	104,892
Stockland REIT	330,558	1,112,133
Telstra Corp., Ltd.	54,376	180,054
Woodside Petroleum, Ltd.	43,214	990,631
		8,378,987
Austria | 0.1%
Lenzing AG	2,309	414,145

Belgium | 0.0%
Proximus SADP	3,824	133,776

Canada | 3.2%
Alimentation Couche-Tard, Inc., Class B	4,193	200,985
Atco, Ltd., Class I	8,305	324,758
BCE, Inc.	12,348	556,079
Canadian Imperial Bank of Commerce	2,167	176,111
Canadian National Railway Co.	22,570	1,830,186
CI Financial Corp.	52,050	1,109,394
Colliers International Group, Inc.	2,672	151,031
Constellation Software, Inc.	244	127,647
Dollarama, Inc.	1,995	190,623
Enbridge Income Fund Holdings, Inc.	4,455	110,585
Enbridge, Inc.	2,624	104,531
First Quantum Minerals, Ltd.	17,757	150,212
Genworth MI Canada, Inc.	20,062	551,984
George Weston, Ltd.	1,351	122,296
Intact Financial Corp.	1,327	100,241
Kirkland Lake Gold, Ltd.	42,361	400,809
Description	Shares	Fair Value

Magna International, Inc.	13,181	$610,567
Metro, Inc.	3,887	127,928
Royal Bank of Canada	19,301	1,401,436
Saputo, Inc.	6,242	198,552
Suncor Energy, Inc.	37,156	1,085,627
Teck Resources, Ltd., Class B	6,125	106,177
Thomson Reuters Corp.	3,250	150,470
TransCanada Corp.	9,272	442,007
		10,330,236
Denmark | 0.9%
Carlsberg A/S, Class B Sponsored ADR	38,055	815,138
Danske Bank A/S	3,499	135,067
Jyske Bank A/S	2,623	152,035
Nets A/S	29,529	586,723
Novo Nordisk A/S Sponsored ADR	13,020	558,428
Novo Nordisk A/S, Class B	2,816	120,792
Vestas Wind Systems A/S	7,306	676,925
		3,045,108
Finland | 0.5%
Outokumpu OYJ	21,094	169,060
Sampo Oyj, A Shares ADR	50,190	1,292,393
		1,461,453
France | 2.4%
Air France-KLM (a)	60,691	867,420
AXA SA	39,838	1,097,904
BNP Paribas SA	1,939	141,027
Credit Agricole SA	43,944	714,497
Faurecia	7,980	405,325
LVMH Moet Hennessy Louis Vuitton SA	3,351	840,638
Peugeot SA	24,560	490,269
Societe Generale SA	21,946	1,193,220
TOTAL SA	37,977	1,881,628
Valeo SA	3,932	266,721
		7,898,649
Germany | 2.1%
Bayer AG	11,048	1,429,435
Continental AG	1,571	339,034
Continental AG Sponsored ADR	26,380	1,145,947
Covestro AG	7,116	513,851
Deutsche Lufthansa AG	25,188	575,166
Infineon Technologies AG	24,487	518,918
MTU Aero Engines AG	680	96,218
Muenchener Rueckversicherungs AG	614	123,876
ProSiebenSat.1 Media SE	3,861	161,572
Rheinmetall AG	2,495	237,013
SAP SE	2,077	217,086

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  23

Description	Shares	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Siltronic AG (a)	5,401	$458,214
Symrise AG ADR	57,710	1,025,507
		6,841,837
Hong Kong | 1.8%
AIA Group, Ltd. Sponsored ADR	34,190	1,004,331
ASM Pacific Technology, Ltd.	9,700	130,950
CLP Holdings, Ltd.	28,500	301,551
Jardine Matheson Holdings, Ltd.	4,100	263,300
Link Real Estate Investment Trust	39,000	296,731
The Wharf Holdings, Ltd.	229,000	1,898,269
Wheelock & Co., Ltd.	172,000	1,297,929
Xinyi Glass Holdings, Ltd.	494,000	489,836
Yue Yuen Industrial Holdings, Ltd.	32,500	134,876
		5,817,773
Ireland | 0.4%
Ryanair Holdings PLC Sponsored ADR (a)	1,053	113,313
Shire PLC ADR	7,930	1,310,591
		1,423,904
Israel | 0.3%
Bank Hapoalim BM	23,702	159,762
Israel Discount Bank, Ltd., ADR (a)	21,850	571,432
Israel Discount Bank, Ltd., Class A (a)	63,351	166,767
Nice, Ltd.	1,381	109,547
		1,007,508
Italy | 0.6%
Assicurazioni Generali SpA	53,935	891,206
Intesa Sanpaolo SpA	287,446	916,988
Recordati SpA	4,646	189,039
		1,997,233
Japan | 7.4%
Amano Corp.	5,600	116,650
ANA Holdings, Inc.	33,000	114,770
Asahi Glass Co., Ltd.	33,000	1,392,667
Astellas Pharma, Inc.	23,700	290,187
Central Japan Railway Co.	2,500	407,894
Daito Trust Construction Co., Ltd.	11,200	1,743,004
Daiwa House Industry Co., Ltd.	5,100	174,495
Daiwa House Industry Co., Ltd. ADR	41,220	1,407,045
Dowa Holdings Co., Ltd.	15,000	113,501
Foster Electric Co., Ltd.	7,900	136,450
Fujitsu, Ltd.	81,000	598,001
Haseko Corp.	75,500	918,115
Hazama Ando Corp.	16,800	105,992
Heiwa Corp.	5,900	131,643
Description	Shares	Fair Value

Hitachi, Ltd.	118,000	$725,659
Idemitsu Kosan Co., Ltd.	20,300	575,180
JXTG Holdings, Inc.	25,500	111,571
Kaken Pharmaceutical Co., Ltd.	2,800	152,940
Kao Corp.	2,000	118,873
Kao Corp. Sponsored ADR	11,085	658,615
KDDI Corp.	5,300	140,408
KDDI Corp. ADR	80,345	1,058,947
Kyushu Electric Power Co., Inc.	30,800	374,335
Maruha Nichiro Corp.	4,200	110,927
MCJ Co., Ltd.	17,000	179,266
Mitsubishi Chemical Holdings Corp.	61,000	506,592
Mitsubishi Gas Chemical Co., Inc.	10,000	211,957
Mitsubishi UFJ Financial Group, Inc.	359,000	2,420,960
Mitsui Chemicals, Inc.	55,000	292,005
Mitsui Mining & Smelting Co., Ltd.	210,000	824,272
Nichirei Corp.	13,700	384,189
Nihon Chouzai Co., Ltd.	8,700	276,244
Nippon Chemi-Con Corp.	168,000	610,735
Nippon Denko Co., Ltd.	143,800	508,976
Nippon Telegraph & Telephone Corp.	4,000	189,216
Nissan Motor Co., Ltd.	14,800	147,549
Oji Holdings Corp.	19,000	98,318
ORIX Corp.	19,700	306,217
Osaka Gas Co., Ltd.	178,000	728,373
Osaki Electric Co., Ltd.	15,000	112,394
Penta-Ocean Construction Co., Ltd.	20,600	117,196
Rengo Co., Ltd.	40,000	232,240
Ryohin Keikaku Co., Ltd. ADR	21,935	1,094,995
Takeuchi Manufacturing Co., Ltd.	10,100	185,771
Teijin, Ltd.	41,600	801,178
The Chugoku Electric Power Co., Inc.	29,200	322,057
The Kansai Electric Power Co., Inc.	18,000	248,224
Toho Gas Co., Ltd.	16,000	116,541
Tohoku Electric Power Co., Inc.	9,300	128,838
Tokyo Gas Co., Ltd.	208,000	1,083,248
Yodogawa Steel Works, Ltd.	5,200	137,714
		23,943,134
Malta | 0.0%
Kindred Group PLC	10,028	113,461

Netherlands | 0.9%
NN Group NV	15,862	564,753
Royal Dutch Shell PLC, A Shares	42,477	1,128,319
Wolters Kluwer NV	2,650	112,300
Wolters Kluwer NV Sponsored ADR	23,630	1,002,975
		2,808,347

The accompanying notes are an integral part of these financial statements.

24  Semi-Annual Report

Description	Shares	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Norway | 1.0%
Aker BP ASA	48,448	$718,184
DNB ASA	9,764	166,639
Leroy Seafood Group ASA	20,030	108,779
Marine Harvest ASA	6,580	112,625
Salmar ASA	4,149	102,884
Statoil ASA	115,443	1,918,667
		3,127,778
Portugal | 0.1%
EDP - Energias de Portugal SA	40,169	131,421
Galp Energia SGPS SA	9,473	143,887
		275,308
Singapore | 0.8%
Best World International, Ltd.	233,400	240,909
BOC Aviation, Ltd.	80,000	423,196
CapitaLand, Ltd.	51,100	129,918
DBS Group Holdings, Ltd.	50,900	766,853
Singapore Airlines, Ltd.	38,000	279,383
United Overseas Bank, Ltd.	26,100	438,506
Venture Corp., Ltd.	30,300	265,204
		2,543,969
South Africa | 0.0%
Mediclinic International PLC	8,770	84,682

Spain | 0.7%
Banco Santander SA	189,356	1,260,668
Corporacion Financiera Alba SA	968	58,494
Gamesa Corp. Tecnologica SA	9,663	207,005
Mapfre SA	60,711	212,166
Telefonica SA	37,090	383,495
		2,121,828
Sweden | 1.0%
Assa Abloy AB ADR	98,935	1,088,285
Axfood AB	7,216	120,624
Electrolux AB, Series B	23,846	784,180
Hexagon AB ADR	14,740	705,309
Intrum Justitia AB	3,939	134,332
Mycronic AB	20,611	187,919
Svenska Cellulosa AB SCA, Class B	31,330	237,695
		3,258,344
Switzerland | 1.9%
Julius Baer Group, Ltd. ADR	52,255	549,461
Partners Group Holding AG	2,181	1,352,179
Roche Holding AG	14,189	3,622,964
Description	Shares	Fair Value

STMicroelectronics NV	30,423	$436,248
Swiss Life Holding AG	399	134,799
		6,095,651
United Kingdom | 6.2%
Admiral Group PLC	28,504	743,888
Ashtead Group PLC ADR	9,435	786,360
British American Tobacco PLC Sponsored ADR	23,365	1,601,437
BT Group PLC	121,860	467,960
Centrica PLC	758,862	1,978,087
Cineworld Group PLC	9,446	86,411
Coca-Cola European Partners PLC	14,270	580,361
Compass Group PLC	17,497	369,444
Compass Group PLC Sponsored ADR	43,313	929,919
Crest Nicholson Holdings PLC	30,674	209,201
CVS Group PLC	11,199	183,704
Diageo PLC Sponsored ADR	8,375	1,003,576
Electrocomponents PLC	92,012	692,493
Fevertree Drinks PLC	26,382	586,473
G4S PLC	143,782	611,753
Hargreaves Lansdown PLC	18,353	311,419
Howden Joinery Group PLC	71,992	381,817
International Consolidated Airlines Group SA	103,516	823,345
International Consolidated Airlines Group SA Sponsored ADR	7,855	124,345
JD Sports Fashion PLC	85,968	391,985
Land Securities Group PLC	15,826	208,904
Lloyds Banking Group PLC	952,995	822,556
Moneysupermarket.com Group PLC	26,023	119,860
Prudential PLC ADR	19,320	888,913
Redrow PLC	60,699	432,653
RELX NV Sponsored ADR	53,135	1,098,832
Rightmove PLC	3,164	175,242
Severn Trent PLC	10,637	302,519
SSE PLC	48,764	922,221
Subsea 7 SA	65,433	882,140
Taylor Wimpey PLC	179,254	411,544
Unilever PLC Sponsored ADR	13,050	706,266
Wm Morrison Supermarkets PLC	45,134	141,908
		19,977,536
United States | 46.6%
3M Co.	20,209	4,207,312
AbbVie, Inc.	19,219	1,393,570
Accenture PLC, Class A	22,399	2,770,308
Adobe Systems, Inc. (a)	4,159	588,249

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  25

Description	Shares	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Advanced Energy Industries, Inc. (a)	1,633	$105,639
Air Lease Corp.	5,309	198,344
Akamai Technologies, Inc. (a)	2,572	128,111
Allergan PLC	1,859	451,904
Ally Financial, Inc.	5,612	117,291
Alphabet, Inc., Class A (a)	1,977	1,837,977
Alphabet, Inc., Class C (a)	315	286,250
Altria Group, Inc.	1,566	116,620
Amdocs, Ltd.	2,349	151,417
Ameren Corp.	56,921	3,111,871
American Axle & Manufacturing Holdings, Inc. (a)	6,542	102,055
American Electric Power Co., Inc.	2,505	174,022
American Express Co.	15,877	1,337,478
Ameriprise Financial, Inc.	3,824	486,757
Amgen, Inc.	1,952	336,193
Aon PLC	12,134	1,613,215
Apple, Inc.	28,772	4,143,743
Applied Materials, Inc.	38,217	1,578,744
AT&T, Inc.	127,051	4,793,634
Atkore International Group, Inc. (a)	7,048	158,932
AutoZone, Inc. (a)	1,045	596,131
Baker Hughes, Inc.	21,806	1,188,645
Bank of America Corp.	63,413	1,538,399
Baxter International, Inc.	3,803	230,234
Benchmark Electronics, Inc. (a)	3,571	115,343
Biogen, Inc. (a)	2,130	577,997
Bloomin’ Brands, Inc.	6,015	127,698
Bristol-Myers Squibb Co.	12,595	701,793
C.R. Bard, Inc.	1,853	585,752
Campbell Soup Co.	5,055	263,618
Cardtronics PLC, Class A (a)	3,193	104,922
Carnival Corp.	13,701	898,375
Carnival PLC	7,935	525,413
Celgene Corp. (a)	9,138	1,186,752
Centene Corp. (a)	5,805	463,703
Cigna Corp.	3,248	543,683
Cirrus Logic, Inc. (a)	1,772	111,140
Cisco Systems, Inc.	21,135	661,526
Citigroup, Inc.	34,369	2,298,599
Colgate-Palmolive Co.	1,680	124,538
Comcast Corp., Class A	91,206	3,549,738
Comerica, Inc.	13,165	964,205
Commerce Bancshares, Inc.	8,575	487,317
Description	Shares	Fair Value

Consolidated Edison, Inc.	5,358	$433,034
Crown Holdings, Inc. (a)	11,830	705,778
Cummins, Inc.	14,128	2,291,844
Darden Restaurants, Inc.	5,385	487,019
Devon Energy Corp.	11,774	376,415
DTE Energy Co.	1,404	148,529
DXC Technology Co.	10,450	801,724
Eaton Corp. PLC	9,910	771,295
eBay, Inc. (a)	17,405	607,783
EchoStar Corp., Class A (a)	5,792	351,574
Eli Lilly & Co.	2,659	218,836
EOG Resources, Inc.	6,825	617,799
Everest Re Group, Ltd.	1,626	413,963
Exelon Corp.	6,815	245,817
F5 Networks, Inc. (a)	1,934	245,734
Facebook, Inc., Class A (a)	16,526	2,495,095
Fifth Third Bancorp	14,108	366,244
Finisar Corp. (a)	6,179	160,530
Fiserv, Inc. (a)	6,644	812,827
Five Below, Inc. (a)	9,935	490,491
Foot Locker, Inc.	3,485	171,741
Fresh Del Monte Produce, Inc.	4,110	209,240
General Mills, Inc.	7,941	439,931
General Motors Co.	18,690	652,842
Genworth Financial, Inc., Class A (a)	49,637	187,132
GoDaddy, Inc., Class A (a)	2,978	126,327
Hasbro, Inc.	6,263	698,387
HCA Holdings, Inc. (a)	12,614	1,099,941
Honeywell International, Inc.	9,195	1,225,602
HRG Group, Inc. (a)	50,424	893,009
Humana, Inc.	2,365	569,066
Huntington Ingalls Industries, Inc.	2,595	483,085
IDEXX Laboratories, Inc. (a)	2,069	333,978
II-VI, Inc. (a)	3,179	109,040
Intel Corp.	23,056	777,909
Intercontinental Exchange, Inc.	18,785	1,238,307
Intuit, Inc.	19,456	2,583,951
J.B. Hunt Transport Services, Inc.	2,579	235,669
JetBlue Airways Corp. (a)	5,196	118,625
Johnson & Johnson	34,516	4,566,122
Johnson Controls International PLC	20,746	899,547
JPMorgan Chase & Co.	32,597	2,979,366
Juniper Networks, Inc.	11,540	321,735
KB Home	8,068	193,390
Kellogg Co.	6,265	435,167
Kimberly-Clark Corp.	11,029	1,423,954

The accompanying notes are an integral part of these financial statements.

26  Semi-Annual Report

Description	Shares	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Koppers Holdings, Inc. (a)	4,718	$170,556
Las Vegas Sands Corp.	5,146	328,778
Lear Corp.	3,331	473,268
Lockheed Martin Corp.	1,767	490,537
Lowe’s Cos., Inc.	15,832	1,227,455
Marsh & McLennan Cos., Inc.	5,178	403,677
Masimo Corp. (a)	1,317	120,084
MasterCard, Inc., Class A	1,270	154,242
Medtronic PLC	10,195	904,806
Merck & Co., Inc.	8,812	564,761
MetLife, Inc.	22,461	1,234,007
Microsoft Corp.	28,569	1,969,261
Molson Coors Brewing Co., Class B	9,326	805,207
Monsanto Co.	5,180	613,105
Morgan Stanley	25,449	1,134,007
Motorola Solutions, Inc.	7,740	671,368
MSCI, Inc.	2,187	225,239
Newfield Exploration Co. (a)	5,812	165,410
NIKE, Inc., Class B	1,799	106,141
Nordstrom, Inc.	2,967	141,912
Northrop Grumman Corp.	5,829	1,496,363
O’Reilly Automotive, Inc. (a)	366	80,059
Omnicom Group, Inc.	4,186	347,019
Paychex, Inc.	4,701	267,675
PayPal Holdings, Inc. (a)	3,172	170,241
PepsiCo, Inc.	51,600	5,959,284
PG&E Corp.	10,020	65,027
Pinnacle West Capital Corp.	2,145	182,668
PPG Industries, Inc.	6,095	670,206
Prudential Financial, Inc.	14,149	1,530,073
Quest Diagnostics, Inc.	1,066	118,497
Quintiles IMS Holdings, Inc. (a)	10,945	979,578
Raytheon Co.	873	140,972
Regions Financial Corp.	29,799	436,257
Republic Services, Inc.	5,606	357,270
Rockwell Automation, Inc.	6,135	993,625
Rockwell Collins, Inc.	8,218	863,547
Ross Stores, Inc.	15,148	874,494
Royal Caribbean Cruises, Ltd.	5,664	618,679
S&P Global, Inc.	7,310	1,067,187
Schlumberger, Ltd.	14,885	980,028
Silgan Holdings, Inc.	10,672	339,156
Description	Shares	Fair Value

Simon Property Group, Inc. REIT	6,449	$1,043,190
Sirius XM Holdings, Inc.	99,593	544,774
Skyworks Solutions, Inc.	12,501	1,199,471
Snap-on, Inc.	4,175	659,650
Southwest Airlines Co.	3,609	224,263
Southwestern Energy Co. (a)	29,936	182,011
Starbucks Corp.	14,454	842,813
Synopsys, Inc. (a)	8,823	643,461
Sysco Corp.	25,455	1,281,150
Tailored Brands, Inc.	16,196	180,747
Tallgrass Energy GP LP	8,338	212,035
Texas Instruments, Inc.	22,672	1,744,157
The Boeing Co.	12,061	2,385,063
The Charles Schwab Corp.	21,415	919,988
The Chemours Co.	2,620	99,350
The Coca-Cola Co.	29,455	1,321,057
The Estee Lauder Cos., Inc., Class A	6,737	646,617
The Kroger Co.	13,986	326,154
The Procter & Gamble Co.	1,193	103,970
The Scotts Miracle-Gro Co.	7,843	701,635
The TJX Cos., Inc.	42,585	3,073,359
The Toro Co.	7,319	507,134
The Walt Disney Co.	17,076	1,814,325
Thermo Fisher Scientific, Inc.	5,765	1,005,820
Time Warner, Inc.	8,513	854,790
Tyson Foods, Inc., Class A	3,182	199,289
United Continental Holdings, Inc. (a)	2,937	221,009
United Rentals, Inc. (a)	3,484	392,682
United Technologies Corp.	8,400	1,025,724
UnitedHealth Group, Inc.	19,938	3,696,904
Validus Holdings, Ltd.	2,881	149,726
Vantiv, Inc., Class A (a)	14,605	925,081
Versum Materials, Inc.	10,678	347,035
Visa, Inc., Class A	11,914	1,117,295
VMware, Inc., Class A (a)	3,865	337,917
Wal-Mart Stores, Inc.	4,358	329,813
Waste Management, Inc.	6,005	440,467
WEC Energy Group, Inc.	1,855	113,860
Welbilt, Inc. (a)	29,170	549,855
Xcel Energy, Inc.	44,779	2,054,461
Zoetis, Inc.	21,260	1,326,199
		150,836,578
Total Common Stocks (Cost $243,831,715)		264,689,865

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  27

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Corporate Bonds | 5.6%

Australia | 0.3%
Telstra Corp., Ltd.:
4.000%, 11/15/17	AUD	310	$239,900
4.000%, 09/16/22	AUD	670	533,607
Toyota Finance Australia, Ltd., 4.250%, 05/15/19	AUD	422	334,286
			1,107,793
Belgium | 0.4%
Anheuser-Busch InBev Finance, Inc.:
2.375%, 01/25/18	CAD	730	565,806
2.650%, 02/01/21	USD	635	643,460
			1,209,266
Canada | 0.2%
The Toronto-Dominion Bank:
2.250%, 11/05/19	USD	410	413,060
2.621%, 12/22/21	CAD	495	390,274
			803,334
Denmark | 0.1%
Carlsberg Breweries A/S, 2.500%, 05/28/24	EUR	370	459,891

France | 0.2%
Orange SA, 5.375%, 07/08/19	USD	598	636,426

Germany | 0.5%
BMW Finance NV, 3.375%, 12/14/18	GBP	650	875,827
Daimler Finance North America LLC, 3.875%, 09/15/21	USD	575	605,420
			1,481,247
Mexico | 0.1%
America Movil SAB de CV, 6.450%, 12/05/22	MXN	7,500	384,004

Netherlands | 0.1%
Bank Nederlandse Gemeenten NV, 5.000%, 09/16/20	NZD	455	351,319
Description	Security Currency	Principal Amount (000)	Fair Value

New Zealand | 0.3%
Fonterra Cooperative Group, Ltd., 5.500%, 02/26/24	AUD	1,000	$846,229

Norway | 0.3%
Statoil ASA, 3.700%, 03/01/24	USD	385	404,437
Telenor ASA, 1.750%, 05/22/18	USD	480	478,188
			882,625
Spain | 0.1%
Iberdrola International BV, 1.125%, 04/21/26	EUR	400	452,010
United Kingdom | 0.5%
Centrica PLC, 7.000%, 09/19/18	GBP	50	69,761
Rolls-Royce PLC, 6.750%, 04/30/19	GBP	502	721,334
SSE PLC, 5.000%, 10/01/18	GBP	520	710,664
			1,501,759
United States | 2.5%
Alphabet, Inc., 3.625%, 05/19/21	USD	225	238,163
Amazon.com, Inc., 3.800%, 12/05/24	USD	480	511,714
Apple, Inc.:
2.850%, 02/23/23	USD	132	134,272
3.850%, 05/04/43	USD	575	575,666
Citigroup, Inc., 3.285%, 05/04/21	AUD	720	560,540
John Deere Canada Funding, Inc.:
2.300%, 01/17/18	CAD	200	155,128
2.050%, 09/17/20	CAD	330	255,099
John Deere Capital Corp., 2.300%, 09/16/19	USD	240	242,793
Johnson & Johnson, 3.625%, 03/03/37	USD	300	314,090
JPMorgan Chase & Co., 4.500%, 01/24/22	USD	405	438,508
Microsoft Corp., 4.450%, 11/03/45	USD	733	816,780

The accompanying notes are an integral part of these financial statements.

28  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Morgan Stanley, 3.625%, 01/20/27	USD	510	$513,255
NIKE, Inc., 2.375%, 11/01/26	USD	540	512,330
The Goldman Sachs Group, Inc.:
5.200%, 12/17/19	NZD	645	493,113
3.625%, 01/22/23	USD	520	536,634
The Home Depot, Inc., 2.625%, 06/01/22	USD	540	548,102
Union Pacific Corp., 4.163%, 07/15/22	USD	500	540,972
Wells Fargo & Co., 3.065%, 07/27/21 (e)	AUD	525	407,956
Wells Fargo Canada Corp., 3.040%, 01/29/21	CAD	360	287,486
			8,082,601
Total Corporate Bonds (Cost $18,253,347)			18,198,504

Foreign Government Obligations | 6.9%

Australia | 0.6%
Queensland Treasury Corp.:
5.500%, 06/21/21	AUD	820	705,798
3.000%, 03/22/24	AUD	600	468,797
Western Australian Treasury Corp., 6.000%, 10/16/23	AUD	735	670,637
			1,845,232
Bermuda | 0.3%
Government of Bermuda, 4.854%, 02/06/24	USD	1,015	1,097,042

Canada | 1.0%
City of Vancouver, 2.900%, 11/20/25	CAD	415	328,640
Province of Alberta, 4.000%, 12/01/19	CAD	1,065	871,069
Province of Ontario, 1.950%, 01/27/23	CAD	990	760,700
Province of Quebec:
1.650%, 03/03/22	CAD	330	252,241
2.500%, 04/20/26	USD	1,075	1,057,241
			3,269,891
Description	Security Currency	Principal Amount (000)	Fair Value

Cayman Islands | 0.1%
Cayman Islands Government Bonds, 5.950%, 11/24/19	USD	360	$388,800

Chile | 0.2%
Republic of Chile, 3.125%, 01/21/26	USD	500	509,375

Colombia | 0.1%
Republic of Colombia, 2.625%, 03/15/23	USD	375	366,563

Czech Republic | 0.2%
Czech Republic, 2.500%, 08/25/28	CZK	15,580	780,933

Hungary | 0.2%
Hungary Government Bonds, 5.500%, 06/24/25	HUF	128,350	567,517

Ireland | 0.3%
Irish Treasury, 3.400%, 03/18/24	EUR	625	854,371

Lithuania | 0.1%
Republic of Lithuania, 6.625%, 02/01/22	USD	300	352,875

Mexico | 0.5%
Mexican Bonos, 6.500%, 06/09/22	MXN	11,410	625,606
United Mexican States, 6.750%, 02/06/24	GBP	640	1,016,953
			1,642,559
New Zealand | 0.4%
New Zealand Government Bonds:
6.000%, 05/15/21	NZD	1,145	931,770
4.500%, 04/15/27	NZD	670	518,234
			1,450,004
Norway | 0.6%
Kommunalbanken AS, 1.375%, 10/26/20 (d)	USD	600	590,742
Oslo Kommune:
3.550%, 02/12/21	NOK	3,000	381,132
3.650%, 11/08/23	NOK	3,000	388,238
2.350%, 09/04/24	NOK	4,000	481,557
			1,841,669

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  29

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Panama | 0.3%
Republic of Panama, 4.000%, 09/22/24	USD	855	$895,612

Poland | 0.5%
Poland Government Bonds:
1.810%, 01/25/21 (e)	PLN	3,930	1,053,501
2.500%, 07/25/26	PLN	2,090	533,214
			1,586,715
Romania | 0.2%
Romanian Government Bonds, 2.875%, 10/28/24	EUR	420	520,478

Singapore | 0.7%
Singapore Government Bonds, 3.000%, 09/01/24	SGD	2,740	2,137,469

Spain | 0.3%
Spain Government Bonds:
1.600%, 04/30/25	EUR	451	533,499
1.950%, 07/30/30	EUR	471	538,802
			1,072,301
Sweden | 0.2%
Kommuninvest I Sverige AB, 1.500%, 04/23/19 (d)	USD	500	498,324

United Kingdom | 0.1%
United Kingdom Gilt, 1.500%, 07/22/47	GBP	400	477,105

Total Foreign Government Obligations (Cost $22,260,122)			22,154,835

Quasi Government Bonds | 0.6%

Chile | 0.2%
Corp. Nacional del Cobre de Chile, 4.500%, 08/13/23	USD	630	675,857

Mexico | 0.2%
Nacional Financiera SNC, 3.375%, 11/05/20	USD	500	514,500
Description	Security Currency	Principal Amount (000)	Fair Value

Singapore | 0.2%
Temasek Financial I, Ltd., 4.300%, 10/25/19	USD	795	$835,293

Total Quasi Government Bonds (Cost $2,034,314)			2,025,650

Supranationals | 0.9%
African Development Bank, 2.375%, 09/23/21	USD	510	517,783
Asian Development Bank, 2.125%, 03/19/25	USD	735	720,414
Corporacion Andina de Fomento, 4.375%, 06/15/22	USD	235	254,110
European Investment Bank, 1.125%, 09/16/21 (d)	CAD	790	594,119
International Bank for Reconstruction & Development, 3.500%, 01/22/21	NZD	250	186,545

International Finance Corp., 3.625%, 05/20/20	NZD	695	520,526

Total Supranationals (Cost $2,798,966)			2,793,497

US Municipal Bonds | 0.6%

California | 0.3%
California State Build America Bonds, 7.500%, 04/01/34	USD	575	836,976

Georgia | 0.2%
Georgia State Build America Bonds:
Series B, 2.380%, 02/01/27	USD	350	335,940
Series H, 5.014%, 11/01/27	USD	420	496,646
			832,586
Pennsylvania | 0.0%
Pennsylvania State Build America Bonds Third Series B, 5.850%, 07/15/30	USD	50	54,765

The accompanying notes are an integral part of these financial statements.

30  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Texas | 0.0%
Texas State Build America Bonds Series A, 4.123%, 04/01/25	USD	100	$109,938

Wisconsin | 0.1%
Wisconsin State Build America Bonds Series D, 5.400%, 05/01/28	USD	175	190,183

Total US Municipal Bonds (Cost $2,044,619)			2,024,448

US Treasury Securities | 1.3%
US Treasury Notes:
2.125%, 05/15/25	USD	2,255	2,240,555
1.625%, 05/15/26	USD	1,130	1,071,249
2.500%, 05/15/46	USD	855	796,853

Total US Treasury Securities (Cost $4,175,813)			4,108,657
Description	Shares	Fair Value

Short-Term Investments | 2.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.83% (7 day yield) (Cost $9,098,435)	9,098,435	$9,098,435

Total Investments | 100.4% (Cost $304,497,331) (b), (f)		$325,093,891

Liabilities in Excess of Cash and Other Assets | (0.4)%		(1,226,506)

Net Assets | 100.0%		$323,867,385

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  31

Lazard Retirement Global Dynamic Multi-Asset Portfolio (concluded)

Forward Currency Contracts open at June 30, 2017:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

CHF	348,132	USD	359,124	HSB	08/24/17	$5,062	$—
CZK	1,549,311	USD	63,750	CIT	07/11/17	4,018	—
CZK	1,326,253	USD	57,198	HSB	07/11/17	813	—
CZK	6,786,655	USD	272,850	JPM	07/11/17	24,001	—
EUR	146	USD	165	HSB	08/24/17	2	—
EUR	364,928	USD	413,000	HSB	08/24/17	4,873	—
EUR	638,899	USD	726,100	HSB	08/24/17	5,492	—
EUR	780,862	USD	881,425	HSB	08/24/17	12,725	—
EUR	2,686,666	USD	3,023,848	HSB	09/28/17	58,459	—
EUR	7,382,810	USD	8,333,236	SSB	08/24/17	120,683	—
GBP	64,241	USD	83,894	CIT	08/24/17	—	95
GBP	285,237	USD	364,305	SSB	09/28/17	8,173	—
JPY	1,001,316,626	USD	9,045,685	CIT	08/24/17	—	124,492
JPY	58,534,313	USD	528,646	HSB	08/24/17	—	7,137
JPY	77,444,595	USD	698,866	SSB	09/28/17	—	7,755
KRW	684,045,600	USD	603,300	HSB	07/17/17	—	5,347
MXN	1,191,226	USD	62,755	HSB	08/24/17	2,366	—
NZD	412,914	USD	291,100	CIT	08/24/17	11,213	—
PLN	1,970,428	USD	528,237	HSB	08/24/17	3,367	—
SEK	4,990,792	USD	573,793	CIT	08/24/17	20,251	—
SEK	4,021,041	USD	462,369	HSB	08/24/17	16,247	—
USD	1,445,847	AUD	1,940,526	CIT	08/24/17	—	44,704
USD	2,523,431	AUD	3,386,628	HSB	08/24/17	—	77,896
USD	660,212	AUD	873,199	HSB	09/28/17	—	10,212
USD	330,527	AUD	437,148	SSB	09/28/17	—	5,106
USD	3,086,856	CAD	4,158,150	HSB	08/24/17	—	122,314
USD	2,770,481	CAD	3,667,638	HSB	09/28/17	—	61,505
USD	343,864	CAD	455,213	SSB	09/28/17	—	7,631
USD	1,119,163	CZK	26,576,756	JPM	07/11/17	—	43,317
USD	123,944	EUR	110,286	HSB	08/24/17	—	2,342
USD	250,739	EUR	223,107	HSB	08/24/17	—	4,737
USD	275,093	GBP	210,651	CIT	08/24/17	311	—
USD	290,658	GBP	222,570	CIT	08/24/17	329	—
USD	227,800	GBP	174,481	HSB	08/24/17	200	—
USD	501,089	GBP	383,866	HSB	08/24/17	358	—
USD	1,634,158	HKD	12,715,543	SSB	09/28/17	1,746	—
USD	593,559	HUF	162,365,663	JPM	08/24/17	—	8,111
USD	701,000	JPY	77,350,933	HSB	08/24/17	11,845	—
USD	600,748	JPY	66,588,262	HSB	09/28/17	6,518	—
USD	871,329	MXN	16,539,662	HSB	08/24/17	—	32,854
USD	1,255,273	NOK	10,481,682	HSB	08/24/17	—	1,452
USD	523,430	NZD	729,265	HSB	08/24/17	—	10,498
USD	2,092,685	NZD	3,023,848	HSB	08/24/17	—	121,212
USD	525,200	PLN	1,977,273	HSB	08/24/17	—	8,251
USD	1,472,143	PLN	5,491,388	HSB	08/24/17	—	9,384
USD	2,144,550	SGD	2,971,184	SSB	08/24/17	—	15,223
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$319,052	$731,575

The accompanying notes are an integral part of these financial statements.

32  Semi-Annual Report

Lazard Retirement Series, Inc. Notes to Portfolios of Investments June 30, 2017 (unaudited)

(a)	Non-income producing security.

(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

US Strategic Equity	$8,584,973	$1,290,257	$128,644	$1,161,613
US Small-Mid Cap Equity	57,070,505	8,205,992	676,001	7,529,991
International Equity	180,956,187	24,534,676	1,742,501	22,792,175
Emerging Markets Equity	955,230,381	183,371,960	89,859,031	93,512,929
Global Dynamic Multi-Asset	304,497,331	25,658,851	5,062,291	20,596,560

(c)	Security valued using Level 2 inputs, based on reference to a similar security which was trading on an active market, under GAAP hierarchy — see Note 8 in the Notes to Financial Statements.

(d)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At June 30, 2017, the percentage of net assets for each Portfolio was as follows:

Portfolio	Percentage of Net Assets

Emerging Markets Equity	0.3%
Global Dynamic Multi-Asset	0.5

(e)	Variable and floating rate securities are securities for which interest rate changes are based on changes in a designated base rate. The rates shown are those in effect on June 30, 2017.

(f)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt
PJSC	—	Public Joint Stock Company
REIT	—	Real Estate Investment Trust

Currency Abbreviations:
AUD	—	Australian Dollar	KRW	—	South Korean Won
CAD	—	Canadian Dollar	MXN	—	Mexican New Peso
CHF	—	Swiss Franc	NOK	—	Norwegian Krone
CZK	—	Czech Koruna	NZD	—	New Zealand Dollar
EUR	—	Euro	PLN	—	Polish Zloty
GBP	—	British Pound Sterling	SEK	—	Swedish Krone
HKD	—	Hong Kong Dollar	SGD	—	Singapore Dollar
HUF	—	Hungarian Forint	USD	—	United States Dollar
JPY	—	Japanese Yen

Counterparty Abbreviations:
CIT	—	Citibank NA
HSB	—	HSBC Bank USA NA
JPM	—	JPMorgan Chase Bank NA
SSB	—	State Street Bank and Trust Co.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  33

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry*	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement Global Dynamic Multi-Asset Portfolio

Aerospace & Defense	0.8%	—%	2.4%
Air Freight & Logistics	0.9	—	—
Airlines	1.3	—	1.1
Auto Components	4.4	1.4	1.2
Automobiles	1.4	3.9	0.9
Banks	9.2	24.3	7.3
Beverages	4.5	1.3	3.9
Biotechnology	2.6	—	2.1
Building Products	2.1	—	1.0
Capital Markets	1.0	—	3.5
Chemicals	1.7	—	1.9
Commercial Services & Suppliers	—	—	0.5
Communications Equipment	—	—	0.7
Construction & Engineering	2.3	—	0.1
Construction Materials	—	1.6	—
Consumer Finance	0.4	—	0.4
Containers & Packaging	—	—	0.4
Distributors	—	0.9	—
Diversified Financial Services	—	—	0.2
Diversified Telecommunication Services	3.0	2.7	2.6
Electric Utilities	0.9	—	2.1
Electrical Equipment	—	0.3	0.9
Electronic Equipment, Instruments & Components	—	2.0	1.1
Energy Equipment & Services	0.7	—	0.9
Equity Real Estate Investment Trusts (REITs)	—	—	0.9
Food & Staples Retailing	0.9	2.3	0.9
Food Products	—	—	1.1
Gas Utilities	—	0.6	0.6
Health Care Equipment & Supplies	3.2	—	1.0
Health Care Providers & Services	—	0.7	2.1
Hotels, Restaurants & Leisure	—	—	2.0
Household Durables	2.0	1.4	0.9
Household Products	—	0.8	0.8
Industrial Conglomerates	—	1.7	1.8
Insurance	8.0	3.4	3.9
Internet & Catalog Retail	—	—	0.2
Internet Software & Services	—	5.4	2.1
IT Services	2.1	6.3	2.8
Leisure Products	—	—	0.3
Life Sciences Tools & Services	—	—	0.6
Machinery	2.2	1.1	1.5
Marine	1.1	—	—
Media	1.6	—	2.3
Metals & Mining	2.0	1.3	1.1

The accompanying notes are an integral part of these financial statements.

34  Semi-Annual Report

Industry*	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement Global Dynamic Multi-Asset Portfolio

Multiline Retail	2.1%	0.7%	0.4%
Multi-Utilities	—	—	1.9
Oil, Gas & Consumable Fuels	6.1	7.6	3.4
Paper & Forest Products	—	—	0.1
Personal Products	3.0	0.4	0.7
Pharmaceuticals	3.1	—	4.5
Professional Services	3.9	—	0.7
Real Estate Management & Development	3.0	—	2.1
Road & Rail	1.4	1.0	0.9
Semiconductors & Semiconductor Equipment	1.4	6.5	2.3
Software	2.6	—	2.3
Specialty Retail	1.6	—	2.4
Technology Hardware, Storage & Peripherals	—	4.7	1.6
Textiles, Apparel & Luxury Goods	—	—	0.5
Thrifts & Mortgage Finance	—	—	0.2
Tobacco	3.0	1.3	0.5
Trading Companies & Distributors	2.7	—	0.7
Transportation Infrastructure	—	1.7	—
Water Utilities	—	—	0.1
Wireless Telecommunication Services	1.3	8.4	0.5
Subtotal	95.5	95.7	87.9
Foreign Government Obligations	—	—	6.9
Supranationals	—	—	0.9
US Municipal Bonds	—	—	0.6
US Treasury Securities	—	—	1.3
Short-Term Investments	4.7	3.7	2.8
Total Investments	100.2%	99.4%	100.4%

* Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  35

Lazard Retirement Series, Inc. Statements of Assets and Liabilities (unaudited)

June 30, 2017	Lazard Retirement US Strategic Equity Portfolio	Lazard Retirement US Small-Mid Cap Equity Portfolio

ASSETS
Investments in securities, at fair value	$9,746,586	$64,600,496
Foreign currency, at fair value	—	—
Receivables for:
Dividends and interest	10,136	67,320
Investments sold	9,382	77,341
Capital stock sold	3,641	23,471
Amount due from Investment Manager (Note 3)	11,203	—
Gross unrealized appreciation on forward currency contracts	—	—
Prepaid expenses	—	—
Total assets	9,780,948	64,768,628

LIABILITIES
Foreign currency due to custodian	—	—
Payables for:
Management fees	—	32,366
Accrued distribution fees	2,026	13,324
Accrued custodian fees	6,203	8,680
Accrued administration fees	4,225	9,029
Accrued professional services	20,318	20,957
Accrued shareholders’ reports	4,618	8,648
Capital stock redeemed	1,399	41,592
Investments purchased	70,580	—
Gross unrealized depreciation on forward currency contracts	—	—
Other accrued expenses and payables	4,399	4,673
Total liabilities	113,768	139,269
Net assets	$9,667,180	$64,629,359

NET ASSETS
Paid in capital	$8,103,793	$51,199,468
Undistributed (distributions in excess of) net investment income (loss)	122,682	239,380
Accumulated net realized gain (loss)	279,092	5,660,520
Net unrealized appreciation (depreciation) on:
Investments	1,161,613	7,529,991
Foreign currency translations and forward currency contracts	—	—
Net assets	$9,667,180	$64,629,359

Service Shares
Net assets	$9,667,180	$64,629,359
Shares of capital stock outstanding*	778,215	7,665,554
Net asset value, offering and redemption price per share	$12.42	$8.43

Investor Shares
Net assets	—	—
Shares of capital stock outstanding*	—	—
Net asset value, offering and redemption price per share	—	—

Cost of investments in securities	$8,584,973	$57,070,505
Cost of foreign currency	$—	$—
* $0.001 par value, 2,450,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

36  Semi-Annual Report

Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement Global Dynamic Multi-Asset Portfolio

$203,748,362	$1,048,743,310	$325,093,891
—	105,935	114,537

1,621,689	7,295,523	1,000,375
2,235	742,436	171
93,667	686,298	318,836
—	—	—
—	—	319,052
21,239	—	4,445
205,487,192	1,057,573,502	326,851,307

214,245	—	—

108,062	869,188	174,266
44,579	174,283	66,117
28,085	114,883	38,635
13,301	40,081	17,521
35,912	33,543	24,703
68,306	32,465	30,187
725,421	1,426,607	746,204
945,203	—	1,152,082
—	—	731,575
8,570	209,776	2,632
2,191,684	2,900,826	2,983,922
$203,295,508	$1,054,672,676	$323,867,385

$118,643,195	$1,013,595,907	$291,648,986
5,087,255	15,872,659	(1,224,718)
56,774,398	(68,070,516)	13,247,326

22,792,175	93,317,899	20,596,560
(1,515)	(43,273)	(400,769)
$203,295,508	$1,054,672,676	$323,867,385

$203,295,508	$831,848,310	$323,867,385
15,709,274	39,214,645	24,942,628
$12.94	$21.21	$12.98

—	$222,824,366	—
—	10,615,409	—
—	$20.99	—

$180,956,187	$955,230,381	$304,497,331
$—	$106,099	$114,895

Semi-Annual Report  37

Lazard Retirement Series, Inc. Statements of Operations (unaudited)

For the Six Months Ended June 30, 2017	Lazard Retirement US Strategic Equity Portfolio	Lazard Retirement US Small-Mid Cap Equity Portfolio

Investment Income (Loss)

Income
Dividends	$93,190	$404,293
Interest	—	—
Total investment income*	93,190	404,293

Expenses
Management fees (Note 3)	35,890	239,799
Distribution fees (Service Shares)	12,818	79,933
Custodian fees	22,324	30,696
Administration fees	22,178	27,470
Professional services	17,836	20,540
Shareholders’ reports	4,741	9,336
Directors’ fees and expenses	2,667	3,638
Shareholders’ services	6,404	6,558
Other	1,367	1,990
Total gross expenses	126,225	419,960
Management fees waived and expenses reimbursed	(65,576)	(24,577)
Administration fees waived	(9,375)	—
Total net expenses	51,274	395,383
Net investment income (loss)	41,916	8,910

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions and Forward Currency Contracts
Net realized gain (loss) on:
Investments**	801,015	3,349,124
Foreign currency transactions and forward currency contracts	—	—
Total net realized gain (loss) on investments, foreign currency transactions and forward currency contracts	801,015	3,349,124
Net change in unrealized appreciation (depreciation) on:
Investments†	(69,570)	(690,245)
Foreign currency translations and forward currency contracts	—	—
Total net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	(69,570)	(690,245)
Net realized and unrealized gain (loss) on investments, foreign currency transactions and forward currency contracts	731,445	2,658,879
Net increase (decrease) in net assets resulting from operations	$773,361	$2,667,789
* Net of foreign withholding taxes of	$66	$—
** Net of foreign capital gains taxes of	$—	$—
† Includes net change in unrealized appreciation (depreciation) of foreign capital gains taxes of	$—	$—

The accompanying notes are an integral part of these financial statements.

38  Semi-Annual Report

Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement Global Dynamic Multi-Asset Portfolio

$5,065,268	$18,345,982	$3,365,226
—	—	636,920
5,065,268	18,345,982	4,002,146

1,494,849	5,361,469	1,228,363
487,776	1,075,966	383,863
87,466	406,818	104,552
60,938	124,279	51,785
68,496	77,821	36,490
40,192	60,804	19,615
14,014	22,046	7,789
8,227	16,301	7,081
8,433	12,892	4,424
2,270,391	7,158,396	1,843,962
(58,678)	—	(231,702)
—	—	—
2,211,713	7,158,396	1,612,260
2,853,555	11,187,586	2,389,886

80,370,358	14,514,852	12,462,812
(403,549)	71,214	(454,628)

79,966,809	14,586,066	12,008,184

(40,695,427)	109,854,698	13,854,356
75,733	(46,193)	479,558

(40,619,694)	109,808,505	14,333,914

39,347,115	124,394,571	26,342,098
$42,200,670	$135,582,157	$28,731,984
$556,484	$2,660,405	$203,721
$—	$229,589	$—
$—	$372,783	$—

Semi-Annual Report  39

Lazard Retirement Series, Inc. Statements of Changes in Net Assets

	Lazard Retirement US Strategic Equity Portfolio		Lazard Retirement US Small-Mid Cap Equity Portfolio
	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$41,916	$88,366	$8,910	$263,186
Net realized gain (loss) on investments, foreign currency transactions and forward currency contracts	801,015	(517,325)	3,349,124	2,528,724
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	(69,570)	1,326,163	(690,245)	5,915,148
Net increase (decrease) in net assets resulting from operations	773,361	897,204	2,667,789	8,707,058

Distributions to shareholders
From net investment income
Service Shares	—	(10,679)	—	—
Investor Shares	—	—	—	—
From net realized gains
Service Shares	—	(105,677)	—	(3,171,705)
Net decrease in net assets resulting from distributions	—	(116,356)	—	(3,171,705)

Capital stock transactions
Net proceeds from sales
Service Shares	1,509,442	1,106,595	5,490,043	12,126,952
Investor Shares	—	—	—	—
Net proceeds from reinvestment of distributions
Service Shares	—	116,356	—	3,171,705
Investor Shares	—	—	—	—
Cost of shares redeemed
Service Shares	(3,053,416)	(3,094,973)	(9,006,557)	(14,855,237)
Investor Shares	—	—	—	—
Net increase (decrease) in net assets from capital stock transactions	(1,543,974)	(1,872,022)	(3,516,514)	443,420
Total increase (decrease) in net assets	(770,613)	(1,091,174)	(848,725)	5,978,773
Net assets at beginning of period	10,437,793	11,528,967	65,478,084	59,499,311
Net assets at end of period*	$9,667,180	$10,437,793	$64,629,359	$65,478,084
*Includes undistributed (distributions in excess of) net investment income (loss) of	$122,682	$80,766	$239,380	$230,470

Shares issued and redeemed
Service Shares
Shares outstanding at beginning of period	906,860	1,083,612	8,090,372	8,047,591
Shares sold	122,830	103,039	672,152	1,607,794
Shares issued to shareholders from reinvestment of distributions	—	10,370	—	430,938
Shares redeemed	(251,475)	(290,161)	(1,096,970)	(1,995,951)
Net increase (decrease)	(128,645)	(176,752)	(424,818)	42,781
Shares outstanding at end of period	778,215	906,860	7,665,554	8,090,372

Investor Shares
Shares outstanding at beginning of period
Shares sold
Shares issued to shareholders from reinvestment of distributions
Shares redeemed
Net increase (decrease)
Shares outstanding at end of period

The accompanying notes are an integral part of these financial statements.

40  Semi-Annual Report

Lazard Retirement International Equity Portfolio		Lazard Retirement Emerging Markets Equity Portfolio		Lazard Retirement Global Dynamic Multi-Asset Portfolio
Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016

$2,853,555	$10,521,699	$11,187,586	$13,425,531	$2,389,886	$3,153,466

79,966,809	(22,285,589)	14,586,066	(56,173,874)	12,008,184	(2,369,317)

(40,619,694)	(18,237,459)	109,808,505	230,280,518	14,333,914	6,954,180

42,200,670	(30,001,349)	135,582,157	187,532,175	28,731,984	7,738,329

—	(8,837,795)	—	(8,897,841)	—	(728,536)
—	—	—	(2,325,656)	—	—

—	(1,500,336)	—	—	—	(911,504)
—	(10,338,131)	—	(11,223,497)	—	(1,640,040)

58,865,697	88,994,820	100,839,855	155,198,810	34,993,369	109,767,981
—	—	29,642,437	39,888,122	—	—

—	10,338,131	—	8,897,841	—	1,640,041
—	—	—	2,325,656	—	—

(550,785,134)	(87,990,969)	(259,717,598)	(185,865,415)	(33,144,262)	(46,886,208)
—	—	(19,128,920)	(42,152,216)	—	—

(491,919,437)	11,341,982	(148,364,226)	(21,707,202)	1,849,107	64,521,814
(449,718,767)	(28,997,498)	(12,782,069)	154,601,476	30,581,091	70,620,103
653,014,275	682,011,773	1,067,454,745	912,853,269	293,286,294	222,666,191
$203,295,508	$653,014,275	$1,054,672,676	$1,067,454,745	$323,867,385	$293,286,294

$5,087,255	$2,233,700	$15,872,659	$4,685,073	$(1,224,718)	$(3,614,604)

56,443,790	55,520,320	46,868,834	48,088,227	24,807,688	19,352,557
4,907,935	7,425,970	4,889,463	8,776,015	2,783,608	9,323,596

—	883,446	—	477,613	—	136,853
(45,642,451)	(7,385,946)	(12,543,652)	(10,473,021)	(2,648,668)	(4,005,318)
(40,734,516)	923,470	(7,654,189)	(1,219,393)	134,940	5,455,131
15,709,274	56,443,790	39,214,645	46,868,834	24,942,628	24,807,688

		10,098,734	10,186,142
		1,453,690	2,210,607

		—	126,551
		(937,015)	(2,424,566)
		516,675	(87,408)
		10,615,409	10,098,734

Semi-Annual Report  41

Lazard Retirement Series, Inc. Financial Highlights

LAZARD RETIREMENT US STRATEGIC EQUITY PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/17†	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Service Shares
Net asset value, beginning of period	$11.51	$10.64	$12.15	$12.02	$10.44	$9.26
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.10	0.06	0.09	0.11	0.12
Net realized and unrealized gain (loss)	0.84	0.90	(0.73)	1.68	2.80	1.18

Total from investment operations	0.91	1.00	(0.67)	1.77	2.91	1.30
Less distributions from:
Net investment income	—	(0.01)	(0.05)	(0.09)	(0.11)	(0.12)
Net realized gains	—	(0.12)	(0.79)	(1.55)	(1.22)	—

Total distributions	—	(0.13)	(0.84)	(1.64)	(1.33)	(0.12)

Net asset value, end of period	$12.42	$11.51	$10.64	$12.15	$12.02	$10.44

Total Return (a)	7.91%	9.42%	-5.44%	14.71%	28.07%	14.01%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,667	$10,438	$11,529	$12,391	$8,944	$6,702
Ratios to average net assets (b):
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Gross expenses	2.46%	2.48%	2.31%	2.59%	2.88%	3.23%
Net investment income (loss)	0.82%	0.86%	0.53%	0.79%	0.97%	1.16%
Portfolio turnover rate	37%	58%	86%	72%	66%	59%

†	Unaudited.
(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Return for a period of less than one year is not annualized.
(b)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

42  Semi-Annual Report

LAZARD RETIREMENT US SMALL-MID CAP EQUITY PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/17†	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12

Service Shares
Net asset value, beginning of period	$8.09	$7.39		$8.18	$8.71	$7.30	$9.26
Income (loss) from investment operations:
Net investment income (loss)	— (a)	0.03	^	(0.02)	(0.02)	(0.03)	(0.01)
Net realized and unrealized gain (loss)	0.34	1.09		(0.19)	0.94	2.53	0.95

Total from investment operations	0.34	1.12		(0.21)	0.92	2.50	0.94
Less distributions from:
Net realized gains	—	(0.42)		(0.58)	(1.45)	(1.09)	(2.90)

Total distributions	—	(0.42)		(0.58)	(1.45)	(1.09)	(2.90)

Net asset value, end of period	$8.43	$8.09		$7.39	$8.18	$8.71	$7.30

Total Return (b)	4.20%	15.78	%^	-2.38%	11.03%	35.08%	10.38%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$64,629	$65,478		$59,499	$63,491	$58,923	$46,978
Ratios to average net assets (c):
Net expenses	1.24%	1.25	%^	1.25%	1.25%	1.25%	1.20%
Gross expenses	1.31%	1.32%		1.35%	1.32%	1.35%	1.20%
Net investment income (loss)	0.03%	0.46	%^	-0.22%	-0.20%	-0.33%	-0.06%
Portfolio turnover rate	43%	94%		89%	92%	101%	74%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the current period. The amount of the reimbursement was on a per share basis at less than $0.005 per share. There was no impact on the total return of the Portfolio. The net expenses and net investment income (loss) ratios of the Portfolio would be unchanged as the change to current period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income (loss).
†	Unaudited.
(a)	Amount is less than $0.01 per share.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Return for a period of less than one year is not annualized.
(c)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  43

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/17†	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Service Shares
Net asset value, beginning of period	$11.57	$12.28	$12.50	$13.26	$11.12	$9.33
Income (loss) from investment operations:
Net investment income (loss)	0.28	0.19 ^	0.19	0.21	0.17	0.19
Net realized and unrealized gain (loss)	1.09	(0.71)	0.02	(0.76)	2.13	1.78

Total from investment operations	1.37	(0.52)	0.21	(0.55)	2.30	1.97
Less distributions from:
Net investment income	—	(0.16)	(0.21)	(0.21)	(0.16)	(0.18)
Net realized gains	—	(0.03)	(0.22)	—	—	—

Total distributions	—	(0.19)	(0.43)	(0.21)	(0.16)	(0.18)

Net asset value, end of period	$12.94	$11.57	$12.28	$12.50	$13.26	$11.12

Total Return (a)	11.84%	-4.29%^	1.75%	-4.21%	20.76%	21.11%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$203,296	$653,014	$682,012	$690,324	$689,512	$592,437
Ratios to average net assets (b):
Net expenses	1.11%	1.08%^	1.11%	1.09%	1.10%	1.10%
Gross expenses	1.14%	1.09%	1.11%	1.09%	1.10%	1.10%
Net investment income (loss)	1.43%	1.59%^	1.42%	1.59%	1.41%	1.80%
Portfolio turnover rate	28%	28%	37%	34%	40%	43%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the current period. The amount of the reimbursement was on a per share basis at less than $0.005 per share. There was no impact on the total return of the Portfolio. There was a 0.01% impact on the net expenses and net investment income (loss) ratios of the Portfolio.
†	Unaudited.
(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Return for a period of less than one year is not annualized.
(b)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

44  Semi-Annual Report

LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/17†	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12

Service Shares
Net asset value, beginning of period	$18.78	$15.70		$19.96	$21.51	$22.22	$18.71
Income (loss) from investment operations:
Net investment income (loss) (a)	0.21	0.23	^	0.27	0.37	0.31	0.33
Net realized and unrealized gain (loss)	2.22	3.04		(4.27)	(1.35)	(0.58)	3.78

Total from investment operations	2.43	3.27		(4.00)	(0.98)	(0.27)	4.11
Less distributions from:
Net investment income	—	(0.19)		(0.21)	(0.37)	(0.31)	(0.35)
Net realized gains	—	—		(0.05)	(0.20)	(0.13)	(0.25)

Total distributions	—	(0.19)		(0.26)	(0.57)	(0.44)	(0.60)

Net asset value, end of period	$21.21	$18.78		$15.70	$19.96	$21.51	$22.22

Total Return (b)	12.94%	20.84	%^	-20.05%	-4.64%	-1.24%	22.05%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$831,848	$880,047		$754,835	$859,747	$846,233	$734,699
Ratios to average net assets (c):
Net expenses	1.38%	1.37	%^	1.39%	1.38%	1.38%	1.39%
Gross expenses	1.38%	1.38%		1.39%	1.38%	1.38%	1.39%
Net investment income (loss)	2.01%	1.29	%^	1.43%	1.66%	1.42%	1.57%
Portfolio turnover rate	7%	12%		9%	12%	14%	23%

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/17†	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12

Investor Shares
Net asset value, beginning of period	$18.56	$15.51		$19.74	$21.28	$21.99	$18.52
Income (loss) from investment operations:
Net investment income (loss) (a)	0.24	0.26	^	0.32	0.42	0.37	0.38
Net realized and unrealized gain (loss)	2.19	3.02		(4.25)	(1.34)	(0.59)	3.74

Total from investment operations	2.43	3.28		(3.93)	(0.92)	(0.22)	4.12
Less distributions from:
Net investment income	—	(0.23)		(0.25)	(0.42)	(0.36)	(0.40)
Net realized gains	—	—		(0.05)	(0.20)	(0.13)	(0.25)

Total distributions	—	(0.23)		(0.30)	(0.62)	(0.49)	(0.65)

Net asset value, end of period	$20.99	$18.56		$15.51	$19.74	$21.28	$21.99

Total Return (b)	13.09%	21.18	%^	-19.90%	-4.38%	-1.01%	22.34%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$222,824	$187,408		$158,018	$229,855	$260,330	$282,596
Ratios to average net assets (c):
Net expenses	1.14%	1.12	%^	1.15%	1.14%	1.14%	1.14%
Gross expenses	1.14%	1.14%		1.15%	1.14%	1.14%	1.14%
Net investment income (loss)	2.39%	1.52	%^	1.71%	1.91%	1.71%	1.85%
Portfolio turnover rate	7%	12%		9%	12%	14%	23%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the current period. The amount of the reimbursement was on a per share basis at less than $0.005 per share. There was a 0.06% impact on the total return of the Portfolio. There was a 0.02% impact on the net expenses and net investment income (loss) ratios of the Portfolio.
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Return for a period of less than one year is not annualized.
(c)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

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LAZARD RETIREMENT GLOBAL DYNAMIC MULTI-ASSET PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/17†	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Service Shares
Net asset value, beginning of period	$11.82	$11.51	$11.86	$12.30	$10.54	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.14	0.13	0.11	0.06	0.03
Net realized and unrealized gain (loss)	1.06	0.24	(0.19)	0.23	1.99	0.54

Total from investment operations	1.16	0.38	(0.06)	0.34	2.05	0.57
Less distributions from:
Net investment income	—	(0.03)	—	(0.07)	(0.04)	— (a)
Net realized gains	—	(0.04)	(0.29)	(0.71)	(0.25)	(0.03)

Total distributions	—	(0.07)	(0.29)	(0.78)	(0.29)	(0.03)

Net asset value, end of period	$12.98	$11.82	$11.51	$11.86	$12.30	$10.54

Total Return (b)	9.81%	3.30%	-0.44%	2.70%	19.49%	5.74%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$323,867	$293,286	$222,666	$176,669	$99,760	$30,262
Ratios to average net assets (c):
Net expenses	1.05%	1.05%	1.05%	1.05%	1.05%	1.05%
Gross expenses	1.20%	1.25%	1.31%	1.33%	1.70%	3.80%
Net investment income (loss)	1.56%	1.23%	1.18%	1.19%	1.01%	1.03%
Portfolio turnover rate	67%	105%	114%	105%	62%	45%

†	Unaudited.
(a)	Amount is less than $0.01 per share.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Return for a period of less than one year is not annualized.
(c)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

46  Semi-Annual Report

Lazard Retirement Series, Inc. Notes to Financial Statements June 30, 2017 (unaudited)

1. Organization

Lazard Retirement Series, Inc. (the “Fund”) was incorporated in Maryland on February 13, 1997 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund, comprised of twenty-two no-load portfolios (each referred to as a “Portfolio”), is currently offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Effective January 31, 2006, the Fund designated its existing class of shares as Service Shares and commenced offering Investor Shares. Investor Shares and Service Shares are identical, except as to the services offered to and expenses borne by each class of shares. As of June 30, 2017, only the Lazard Retirement Emerging Markets Equity Portfolio had issued Investor Shares. Currently, only the following five Portfolios, each of which is “diversified”, as defined in the 1940 Act, are offered: Lazard Retirement US Strategic Equity Portfolio (“US Strategic Equity Portfolio”), Lazard Retirement US Small-Mid Cap Equity Portfolio (“US Small-Mid Cap Equity Portfolio”), Lazard Retirement International Equity Portfolio (“International Equity Portfolio”), Lazard Retirement Emerging Markets Equity Portfolio (“Emerging Markets Equity Portfolio”), and Lazard Retirement Global Dynamic Multi-Asset Portfolio (“Global Dynamic Multi-Asset Portfolio”). Each of the other seventeen Portfolios had not commenced operations as of June 30, 2017.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and war-

rants, are valued at the last reported sales price (for domestic equity securities) or the closing price (for foreign equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the NASDAQ National Market System (“NASDAQ”), the NASDAQ Official Closing Price. If there is no available closing price for a foreign equity security, the last reported sales price is used. If there are no reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

Calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on Europe, Latin and South America and Far East securities exchanges and in over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the “NYSE”) is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York and on which the NAV of a Portfolio is calculated.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial

Semi-Annual Report  47

institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by a Portfolio. Interest income, if any, is accrued daily. A Portfolio amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and unrealized) from the applicable portfolio securities.

As a result of several court cases in certain countries across the European Union, the International Equity Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in those countries. These filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these claims, and the potential timing of payment, and accordingly no amounts are reflected in the financial statements. Such amounts, if and when recorded, could result in an increase in the International Equity Portfolio’s NAV per share.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest

48  Semi-Annual Report

and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

During the period ended June 30, 2017, the Global Dynamic Multi-Asset Portfolio traded in forward currency contracts.

(d) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2016, the following Portfolios had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

Portfolio	Short-Term	Long-Term

US Strategic Equity	$292,328	$211,350
International Equity	15,195,915	7,015,348
Emerging Markets Equity	2,389,844	77,306,735

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2016, the following Portfolio elected to defer such losses as follows:

	Post-October	Late-Year
	Capital Loss	Ordinary Loss
Portfolio	Deferral	Deferral
Global Dynamic Multi-Asset	$—	$(4,449,624)

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations.

(e) Dividends and Distributions—Dividends from net investment income, if any, will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, passive foreign investment companies and distributions from real estate investment trusts. The book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

(f) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among all Portfolios primarily on the basis of relative net

Semi-Annual Report  49

assets. Portfolios accrue distribution and service (12b-1) fees to Service Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(g) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(h) Net Asset Value—NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. NAV per share is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

3. Investment Management, Administration, Custody, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities, and provides the Portfolios with administrative, operational and compliance assistance services. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

US Strategic Equity	0.70%
US Small-Mid Cap Equity	0.75
International Equity	0.75
Emerging Markets Equity	1.00
Global Dynamic Multi-Asset	0.80

The Investment Manager has voluntarily agreed to waive its fees and, if necessary, reimburse the Portfolios until May 1, 2018 if annualized operating expenses, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” (as defined in Form N-1A) and extraordinary expenses, but including the management fee stated in the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolios, exceed the following percentages of the value of the Portfolios’ average daily net assets for the respective shares:

Portfolio	Service Shares	Investor Shares

US Strategic Equity	1.00%	N/A
US Small-Mid Cap Equity (a)	1.15	N/A
International Equity	1.10	N/A
Emerging Markets Equity	1.55	1.30%
Global Dynamic Multi-Asset	1.05	N/A
(a) From January 1, 2017 to June 6, 2017, percentage was 1.25%.

During the period ended June 30, 2017, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Service Shares
Portfolio	Management Fees Waived	Expenses Reimbursed

US Strategic Equity	$35,890	$29,686
US Small-Mid Cap Equity	24,577	—
International Equity	58,678	—
Global Dynamic Multi-Asset	231,702	—

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

The Fund has entered into an administration agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such

50  Semi-Annual Report

services at a fixed annual rate of $42,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive up to $18,750 of the $42,500 annual fee for the US Strategic Equity Portfolio until the Portfolio’s net assets reach $25 million. During the period ended June 30, 2017, State Street waived $9,375 of its fee for the US Strategic Equity Portfolio.

State Street also serves as custodian for the Fund in accordance with a custodian agreement to provide certain custody services.

In December 2015, State Street announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was paid to the affected Portfolios directly in April 2017 as a reimbursement. Pursuant to the expense limitations described in Note 3, certain Portfolios have experienced management fee waivers during the year ended December 31, 2016. Accordingly, the reimbursement of out-of-pocket expenses resulted in the reduction in the waiver of management fees for certain Portfolios for the year ended December 31, 2016.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Service Shares, for distribution and servicing of accounts. The Distributor may make payments to participating insurance companies, certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Effective January 1, 2017, each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, The Lazard Funds, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $210,000, (2) an additional annual fee of $30,000 to the lead Independent Director (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund), and (3) an additional annual fee of $20,000 to the Audit Committee Chair. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees are allocated among the portfolios in the Lazard Fund Complex at a rate of $5,000 per portfolio with the remainder allocated based upon each portfolio’s proportionate share of combined net assets. The Statements of Operations show the Independent Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the period ended June 30, 2017 were as follows:

Semi-Annual Report  51

Portfolio	Purchases	Sales

US Strategic Equity	$3,675,534	$5,003,615
US Small-Mid Cap Equity	26,987,761	29,850,688
International Equity	106,601,552	574,761,240
Emerging Markets Equity	71,611,465	211,112,636
Global Dynamic Multi-Asset	204,612,250	200,976,463

	US Treasury Securities
Portfolio	Purchases	Sales
Global Dynamic Multi-Asset	$1,028,318	$1,022,125

For the period ended June 30, 2017, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Investment Risks

(a) Non-US Securities Risk—A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

(b) Emerging Market Risk—Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(c) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluc-

tuations in currency exchange rates. A Portfolio’s currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Portfolios’ foreign currency exposure.

(d) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of a Portfolio’s investments in these securities to decline. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that interest rates in the US and other countries are at or near historic lows.

A Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher-rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate

52  Semi-Annual Report

unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some fixed-income securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by a Portfolio are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

(e) Derivatives and Hedging Risk—Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Over-the-counter swap agreements, forward currency contracts, writing or purchasing over-the-counter options on securities, indexes and currencies and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which a Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related index, currency, security or other reference asset. As such, a small investment could have a potentially large impact on the Portfolio’s performance. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Invest-

ment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even if entered into for hedging purposes, may cause a Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

7. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of the Fund is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities

Semi-Annual Report  53

•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Changes in valuation technique may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Portfolios’ assets and liabilities by each fair value hierarchy level as of June 30, 2017:

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2017

US Strategic Equity Portfolio
Common Stocks*	$9,508,802	$—	$—	$9,508,802
Short-Term Investments	237,784	—	—	237,784
Total	$9,746,586	$—	$—	$9,746,586
US Small-Mid Cap Equity Portfolio
Common Stocks*	$63,252,525	$—	$—	$63,252,525
Short-Term Investments	1,347,971	—	—	1,347,971
Total	$64,600,496	$—	$—	$64,600,496
International Equity Portfolio
Common Stocks*
Australia	$—	$6,017,862	$—	$6,017,862
Belgium	—	5,176,679	—	5,176,679
Brazil	2,025,364	—	—	2,025,364
Canada	8,605,394	—	—	8,605,394
Denmark	—	4,764,043	—	4,764,043
Finland	—	2,994,773	—	2,994,773
France	—	23,161,434	—	23,161,434
Germany	—	6,997,072	—	6,997,072
Ireland	2,680,995	5,300,646	—	7,981,641
Italy	—	3,141,687	—	3,141,687
Japan	—	34,869,869	—	34,869,869
Luxembourg	—	2,672,698	—	2,672,698
Netherlands	—	10,358,349	—	10,358,349
Norway	—	4,822,543	—	4,822,543
Philippines	—	49,798	—	49,798
Singapore	—	3,035,775	—	3,035,775
Spain	—	1,915,362	—	1,915,362
Sweden	—	7,866,902	—	7,866,902
Switzerland	—	12,310,942	—	12,310,942
Taiwan	2,835,256	—	—	2,835,256
Turkey	—	1,454,820	—	1,454,820
United Kingdom	—	32,368,747	—	32,368,747
United States	8,762,046	—	—	8,762,046
Short-Term Investments	9,559,306	—	—	9,559,306
Total	$34,468,361	$169,280,001	$—	$203,748,362

54  Semi-Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2017

Emerging Markets Equity Portfolio
Common Stocks*
Argentina	$17,995,975	$—	$—	$17,995,975
Brazil	109,531,278	—	—	109,531,278
China	82,110,444	82,027,750	—	164,138,194
Egypt	650,391	9,149,646	—	9,800,037
Hungary	—	19,724,465	—	19,724,465
India	—	104,851,303	—	104,851,303
Indonesia	20,824,895	38,258,540	—	59,083,435
Malaysia	—	7,151,454	—	7,151,454
Mexico	35,463,048	—	—	35,463,048
Pakistan	—	17,398,096	—	17,398,096
Philippines	9,604,320	—	—	9,604,320
Russia	14,086,120	65,871,829	—	79,957,949
South Africa	—	89,698,115	—	89,698,115
South Korea	—	156,763,866	—	156,763,866
Taiwan	—	57,390,866	—	57,390,866
Thailand	—	13,303,131	—	13,303,131
Turkey	—	58,045,464	—	58,045,464
Short-Term Investments	38,842,314	—	—	38,842,314
Total	$329,108,785	$719,634,525	$—	$1,048,743,310
Global Dynamic Multi-Asset Portfolio
Assets:
Common Stocks*
Argentina	$752,640	$—	$—	$752,640
Australia	—	8,378,987	—	8,378,987
Austria	—	414,145	—	414,145
Belgium	—	133,776	—	133,776
Canada	10,330,236	—	—	10,330,236
Denmark	1,373,566	1,671,542	—	3,045,108
Finland	1,292,393	169,060	—	1,461,453
France	—	7,898,649	—	7,898,649
Germany	2,171,454	4,670,383	—	6,841,837
Hong Kong	1,004,331	4,813,442	—	5,817,773
Ireland	1,423,904	—	—	1,423,904
Israel	571,432	436,076	—	1,007,508
Italy	—	1,997,233	—	1,997,233
Japan	4,219,602	19,723,532	—	23,943,134
Malta	—	113,461	—	113,461
Netherlands	1,002,975	1,805,372	—	2,808,347
Norway	—	3,127,778	—	3,127,778
Portugal	—	275,308	—	275,308
Singapore	—	2,543,969	—	2,543,969
South Africa	—	84,682	—	84,682
Spain	—	2,121,828	—	2,121,828
Sweden	1,793,594	1,464,750	—	3,258,344
Switzerland	1,901,640	4,194,011	—	6,095,651
United Kingdom	7,720,009	12,257,527	—	19,977,536
United States	150,311,165	525,413	—	150,836,578
Corporate Bonds*	—	18,198,504	—	18,198,504
Foreign Government Obligations*	—	22,154,835	—	22,154,835
Quasi Government Bonds*	—	2,025,650	—	2,025,650
Supranationals	—	2,793,497	—	2,793,497
US Municipal Bonds	—	2,024,448	—	2,024,448
US Treasury Securities	—	4,108,657	—	4,108,657
Short-Term Investments	9,098,435	—	—	9,098,435
Other Financial Instruments†
Forward Currency Contracts	—	319,052	—	319,052
Total	$194,967,376	$130,445,567	$—	$325,412,943
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(731,575)	$—	$(731,575)

*	Please refer to Portfolios of Investments and Notes to Portfolios of Investments for portfolio holdings by country and industry.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

Semi-Annual Report  55

Certain equity securities to which footnote (c) in the Notes to Portfolios of Investments applies are included in Level 2 and were valued based on reference to similar securities that were trading on active markets.

In connection with the implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities (other than those securities described in footnote (c) in the Notes to Portfolios of Investments) in the International Equity, Emerging Markets Equity and Global Dynamic Multi-Asset Portfolios can transfer from Level 1 to Level 2 as a result of fair value pricing procedures and would revert to Level 1 when the fair value pricing procedures are no longer used. Accordingly, a significant portion of the Portfolios’ investments are categorized as Level 2 investments. A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period.

During the period ended June 30, 2017, securities valued at the following amounts were transferred from Level 1 to Level 2:

Portfolio	Amount

International Equity	$485,052,005
Emerging Markets Equity	662,794,522
Global Dynamic Multi-Asset	39,834,954

There were no other transfers into or out of Levels 1, 2 or 3 during the period ended June 30, 2017.

For further information regarding security characteristics see Portfolios of Investments.

9. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

Global Dynamic Multi-Asset Portfolio

During the period ended June 30, 2017, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts	$88,300,000

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2017:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$319,052
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$731,575

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2017 was:

Amount

Realized Gain (Loss) on Derivatives
Foreign Exchange Risk:
Net realized gain (loss) on foreign currency transactions and forward currency contracts	$(519,308)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on foreign currency translations and forward currency contracts	$467,028

See Note 2(c) and the Portfolios of Investments for additional disclosures about derivative instruments.

None of the other Portfolios presented traded in derivative instruments during the period ended June 30, 2017.

As of June 30, 2017, the Global Dynamic Multi-Asset Portfolio held derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

56  Semi-Annual Report

The required information for the affected Portfolio is presented in the below table, as of June 30, 2017:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$ 319,052	$ —	$319,052

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets

Citibank NA	$36,122	$(36,122)	$—	$—
HSBC Bank USA NA	128,327	(128,327)	—	—
JPMorgan Chase Bank NA	24,001	(24,001)	—	—
State Street Bank and Trust Co.	130,602	(35,715)	—	94,887
Total	$319,052	$(224,165)	$—	$94,887

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$ 731,575	$ —	$ 731,575

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities

Citibank NA	$169,291	$(36,122)	$—	$133,169
HSBC Bank USA NA	475,141	(128,327)	—	346,814
JPMorgan Chase Bank NA	51,428	(24,001)	—	27,427
State Street Bank and Trust Co.	35,715	(35,715)	—	—
Total	$731,575	$(224,165)	$—	$507,410

10. Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. The

Investment Manager does not expect that the adoption of the amendments to Regulation S-X will have a material impact on the Fund’s financial statements and related disclosures.

11. Subsequent Events

Management has evaluated subsequent events affecting the Fund through the issuance of the financial statements and has determined that there were no subsequent events that required adjustment or disclosure.

Semi-Annual Report  57

Lazard Retirement Series, Inc. Board of Directors and Officers Information (unaudited)

Name (Age)	Position(s) with the Fund	Principal Occupation(s) and Other Public Company
Address(1)	(Since) and Term(2)	Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (63)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012)

University of California, Berkeley School of Law, Lecturer (Spring 2017)

Cornell Law School, Visiting Professor of Practice (2015 – 2016); previously, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Kenneth S. Davidson (72)	Director (April 1997)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Aquiline Holdings LLC, an investment manager, Partner (2006 – 2012)

Nancy A. Eckl (54)	Director (May 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present) TIAA-CREF Funds (68 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Trevor W. Morrison (46)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Columbia Law School, Professor of Law (2008 – 2013)

Richard Reiss, Jr. (73)	Director (April 1997)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present) Resource America, Inc., a real estate asset management company, Director (2016 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (69)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

58  Semi-Annual Report

Name (Age)	Position(s) with the Fund	Principal Occupation(s) and Other Public Company
Address(1)	(Since) and Term(2)	Directorships Held During the Past Five Years(2)

Interested Director(4):

Ashish Bhutani (57)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present) Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of July 31, 2017, 40 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.

(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.

(4)	Mr. Bhutani is an “interested person” (as defined in the 1940 Act) of the Fund because of his position with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.LazardNet.com.

Semi-Annual Report  59

Name (Age)	Position(s) with the Fund
Address(1)	(Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers:

Nathan A. Paul (44)	Chief Executive Officer and President (February 2017; previously, Vice President and Secretary since April 2002)	Chief Business Officer (since April 2017) and Managing Director of the Investment Manager General Counsel of the Investment Manager (2002 – March 2017)

Christopher Snively (32)	Chief Financial Officer (March 2016)	Senior Vice President of the Investment Manager (since November 2015) Assurance Manager at PricewaterhouseCoopers LLP (2008 – November 2015)

Stephen St. Clair (58)	Treasurer (May 2003)	Vice President of the Investment Manager

Mark R. Anderson (47)	Chief Compliance Officer (September 2014), Vice President and Secretary (February 2017)

Managing Director (since February 2017, previously Director), General Counsel (since April 2017) and Chief Compliance Officer (since September 2014) of the Investment Manager

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Tamar Goldstein (42)	Assistant Secretary (February 2009)	Director (since February 2016, previously Senior Vice President), and Director of Legal Affairs (since July 2015) of the Investment Manager

Shari L. Soloway (35)	Assistant Secretary (November 2015)	Senior Vice President, Legal and Compliance, of the Investment Manager (since September 2015)

Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)

Cesar A. Trelles (42)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex. Mr. Paul also serves as a Director of Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc.

60  Semi-Annual Report

Lazard Retirement Series, Inc. Other Information (unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

All Portfolios except Lazard Retirement Real Assets and Pricing Opportunities Portfolio

At a meeting of the Board held on June 6-7, 2017 the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund, on behalf of the Portfolios, and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel, who advised the Board on relevant legal standards and met with the Independent Directors in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the

Lazard Funds complex of 40 active funds comprises approximately $33 billion of the approximately $215 billion of total assets under the management of the Investment Manager and its global affiliates as of March 31, 2017). The Investment Manager’s representatives stated that the Investment Manager believes that the Fund and its shareholders continue to be able to obtain significant benefits as a result of the resources and support of the Investment Manager’s global research, portfolio management, operations, technology, legal and compliance and marketing infrastructure. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience; the Fund’s distribution channels and the relationships with various intermediaries; marketing activities on behalf of the Portfolios; and Portfolio asset flows and the growth or decline in asset levels.

The Directors considered the various services provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the Fund benefits from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure are greater than those typically provided to a $33 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Fee, Expense Ratio and Performance Information

The Directors reviewed comparative fee and expense ratio (each through December 31, 2016) and performance (through March 31, 2017) information prepared by Strategic Insight, an independent provider of investment company data, noting the limitations of certain Strategic Insight comparison groups (each, a “Group”) and broader Morningstar categories (each, a “Category”).They noted the methodology and assumptions used by Strategic Insight, including that comparisons ranked each Portfolio in a quintile of the applicable Group or Category (with the first quintile

Semi-Annual Report  61

being the most favorable quintile and the fifth quintile being the least favorable). Strategic Insight’s analyses were for the Service Shares class of each Portfolio except for the Emerging Markets Equity Portfolio, which has both Service Shares and Investor Shares classes outstanding.

Advisory Fees and Expense Ratios. The Directors discussed the management fees paid to the Investment Manager (referred to in the Strategic Insight materials as “advisory fees”) and expense ratios (as limited by the Investment Manager (“net”)) for each Portfolio and the comparisons provided by Strategic Insight, which compared the contractual (gross) advisory fee and net expense ratios for each Portfolio to its respective Group and Category median(s). The Directors considered that the Investment Manager continues to voluntarily enter into expense limitation agreements for all of the active Portfolios and that for certain of these Portfolios the Investment Manager was waiving advisory fees and/or reimbursing expenses.

For the inactive Portfolios (all Portfolios other than the Emerging Markets Equity, Global Dynamic Multi-Asset, International Equity, US Small-Mid Cap Equity and US Strategic Equity Portfolios), the Directors determined to defer consideration of advisory fees in the Management Agreement (and review of expense ratios) until a Portfolio was to commence operations, at which time additional information regarding advisory fees and expense ratios would be provided and considered. Accordingly, discussion of advisory fees and expense ratios in this section is limited to those of the five active Portfolios.

Except for the Global Dynamic Multi-Asset Portfolios, the gross advisory fee of each active Portfolio ranked in one of the first three quintiles of the relevant Group. For the Global Dynamic Multi-Asset Portfolio, the Investment Manager representatives presented a supplemental comparison against peer funds, the Investment Manager believed were more appropriate than those comprising the Portfolio’s Group (a subset of the funds in the Portfolio’s Group), which showed the Portfolio’s advisory fee to be closer to the median advisory fee of the peer fund subset.

Except for the Global Dynamic Multi-Asset and US Small-Mid Cap Equity Portfolios, the expense ratio(s) of each active Portfolio ranked in one of the first three quintiles of the relevant Group. However, due to the compression of fees in the Group for the Global Dynamic Multi-Asset Portfolio, its expense ratio was less than a basis point above the Group median. In addition, the Investment Manager proposed to lower the expense limitation for the US Small-Mid Cap Portfolio by ten basis points, which would place the expense ratio for the Portfolio within approximately five basis points of the Group median.

The Directors also considered fees paid to the Investment Manager by funds advised or sub-advised by the Investment Manager utilizing the same investment strategies as the Portfolios, as well as the Investment Manager’s separately managed accounts with similar investment objectives, policies and strategies (for each Portfolio, collectively with such funds, “Similar Accounts”).The Directors discussed the fees paid to the Investment Manager by the Fund’s Portfolios compared to the fees paid to the Investment Manager by Similar Accounts. Representatives of the Investment Manager discussed the nature of the Similar Accounts and the extensive differences, from the Investment Manager’s perspective, in services provided to the different types of Similar Accounts as compared to the services provided to the Portfolios. The Directors considered the relevance of the fee information provided for Similar Accounts managed by the Investment Manager, in light of the significant differences in services provided, to evaluate the fees paid to the Investment Manager by the Portfolios.

Performance. Strategic Insight’s performance analyses compared each Portfolio’s performance to those of the funds in the relevant Group and Category over one-, three-, five- and ten-year periods ended March 31, 2017 (as applicable).

The Directors considered that performance of each active Portfolio was in the fourth or fifth quintile of its Group for the three- and/or five-year periods (as applicable), except for the Global Dynamic Multi-Asset Portfolio. However, the Emerging Markets Equity Port-

62  Semi-Annual Report

folio (both share classes) was in the first quintile of both the Group and Category for the one- and ten-year periods; the International Equity Portfolio ranked in the third quintile of the Group and Category in the five-year period and in the second and first quintile of the Group and Category, respectively, for the ten-year period; and representatives of the Investment Manager represented that the performance of the US Strategic Equity Portfolio had shown improvement in 2017. Representatives of the Investment Manager discussed with the Directors the reasons for relative underperformance of each Portfolio, noting that the Investment Manager believed the peer group for the Global Dynamic Multi-Asset Portfolio was not the most appropriate comparison group.

At the meeting, the Directors received and would continue to receive regular updates on the Investment Manager’s efforts in respect of underperforming Portfolios.

Investment Manager Profitability and Economies of Scale

The Directors reviewed information prepared by the Investment Manager for each Portfolio concerning profits realized by the Investment Manager and its affiliates resulting from the Management Agreement, calculated using the actual revenues received for the calendar year ended December 31, 2016 and the Investment Manager’s cost allocation methodology to compute an estimate of each Portfolio’s costs to the Investment Manager. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage practices and the Portfolios’ brokerage allocation, commission payments and soft dollar commissions and benefits. The Investment Manager’s representatives stated that neither the Investment Manager nor its affiliates receive any other significant indirect benefits from the Investment Manager acting as investment adviser to the Portfolios. The representatives of the Investment Manager reminded the Board that the Investment Manager is continuing to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the Fund does not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Portfolios’ Service Shares.

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. Representatives of the Investment Manager stated that the Investment Manager believed the profits are not unreasonable in light of the services provided and other factors. The Directors considered the Investment Manager’s estimated profitability with respect to each Portfolio as part of their evaluation of whether the Portfolio’s fee under the Management Agreement, considered in relation to the mix of services provided by the Investment Manager, including the nature, extent and quality of such services, and evaluated profitability in light of the relevant circumstances for each Portfolio, including the size of each Portfolio and the trend in asset growth or decline, supported the renewal of the Management Agreement. Representatives of the Investment Manager and the Directors discussed ways economies of scale could be realized and how they could be shared, including the Investment Manager’s reinvestment of money back into its business, waiving or reimbursing Portfolio management fees and expenses (including for some Portfolios amending the Management Agreement to lower contractual management fees), adding discounts to a Portfolio’s management fee schedule as a Portfolio’s assets increase or by instituting relatively low management fees from inception. It was noted that, for Portfolios with declining or stable assets or a low level of assets, the extent to which the Investment Manager may have realized any economies of scale would be reduced.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with such information as may reasonably be necessary to make an informed business decision with respect to evaluation of the renewal of the Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

Semi-Annual Report  63

•	The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services and other services and infrastructure (as discussed above) associated with an approximately $215 billion global asset management business.

•	For the active Portfolios, the Board generally was satisfied with the overall performance of most of the Portfolios, either because relative performance in the Group and/or Category was satisfactory or performance was otherwise consistent with the investment approach employed for a Portfolio. For certain Portfolios that were not performing in accordance with expectations, the Board would continue to monitor performance.

•	For the active Portfolios, the Board concluded that each Portfolio’s fee paid to the Investment Manager supported the renewal of the Management Agreement in light of the considerations discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the Portfolios increase and determined that they would continue to consider potential material economies of scale.

In evaluating the Management Agreement, the Board relied on the information described above as well as other information provided by the Investment Manager, in addition to information received on a routine and regular basis throughout the year relating to the operations of the Fund and the investment management and other services provided under the Management Agreement, including information on the investment performance of the Portfolios in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the Portfolios; and compliance reports. The Board also relied on its previous knowledge, gained through meetings and other interactions with the Investment Manager, of the Fund and the services provided to the Fund by the Investment Manager. The Board considered these conclusions and determinations in their totality and determined to approve the Fund’s Management Agreement for each Portfolio. In deciding whether to vote to approve the Management Agreement for each Portfolio, each Director may have accorded different weights to different factors so that each Director may have had a different basis for his or her decision.

64  Semi-Annual Report

Lazard Retirement Series, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Custodian

State Street Bank and Trust Company

One Iron Street

Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8514

Boston, Massachusetts 02266-8514

Telephone: 800-986-3455

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, New York 10112-0015

Legal Counsel

Proskauer Rose LLP

Eleven Times Square

New York, New York 10036-8299

http://www.proskauer.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York NY 10112 • www.lazardnet.com

LZDPS010

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a)        The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)    Not applicable.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard Retirement Series, Inc.

By	/s/ Nathan A. Paul
Nathan A. Paul
Chief Executive Officer

Date	September 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Nathan A. Paul
Nathan A. Paul
Chief Executive Officer

Date	September 5, 2017

By	/s/ Christopher Snively
Christopher Snively
Chief Financial Officer

Date	September 5, 2017